Document and Entity Information (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Mar. 01, 2012	Jun. 30, 2011
Document and Entity Information
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	BCB BANCORP INC
Entity Central Index Key	0001228454
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding		9,404,775
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Current Reporting Status	Yes
Entity Public Float			$ 88.6
Entity Voluntary Filers	No
Entity Well-known Seasoned Issuer	Yes

Consolidated Statements of Financial Condition (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and amounts due from depository institutions	$ 8,692	$ 22,065
Interest-earning deposits	108,395	99,062
Total cash and cash equivalents	117,087	121,127
Securities available for sale	1,045	1,098
Securities held to maturity, fair value $213,903 and $166,785; respectively	206,965	165,572
Loans held for sale	5,856	5,572
Loans receivable, net of allowance for loan losses of $10,509 and $8,417; respectively	840,763	773,101
Premises and equipment	13,576	11,359
Property held for sale		1,017
Federal Home Loan Bank of New York Stock	7,498	6,723
Interest receivable	4,997	5,203
Other real estate owned	6,570	3,602
Deferred income taxes	9,940	5,785
Other assets	2,611	6,729
Total Assets	1,216,908	1,106,888
LIABILITIES
Non-interest bearing deposits	78,589	69,471
Interest bearing deposits	899,034	816,817
Total Deposits	977,623	886,288
Long-term Debt	129,531	114,124
Other Liabilities	9,706	7,502
Total Liabilities	1,116,860	1,007,914
STOCKHOLDERS' EQUITY
Preferred stock: 10,000,000 shares authorized; none issued and outstanding	0	0
Common stock, stated value $0.064; 20,000,000 shares authorized, 10,817,901 and 10,144,830 shares respectively, issued; 9,520,056 shares and 9,383,695 shares, respectively, outstanding	692	649
Paid-in capital	91,715	85,327
Treasury stock, at cost, 1,297,845 and 761,135 shares, respectively	(16,327)	(10,760)
Retained Earnings	25,255	23,753
Accumulated other comprehensive income (loss), net of taxes	(1,287)	5
Total Stockholders' equity	100,048	98,974
Total Liabilites and Stockholders' equity	$ 1,216,908	$ 1,106,888

Consolidated Statements of Financial Condition (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statement of Financial Condition
Held-to-maturity Securities, Fair Value	$ 213,903	$ 166,785
Loans and Leases Receivable, Allowance	$ 10,509	$ 8,417
Preferred Stock, Shares Authorized	10,000,000	10,000,000
Preferred Stock, Shares Issued	0	0
Preferred Stock, Shares Outstanding	0	0
Common Stock, Par or Stated Value Per Share	$ 0.064	$ 0.064
Common Stock, Shares Authorized	20,000,000	20,000,000
Common Stock, Shares, Issued	10,817,901	10,144,830
Common Stock, Shares, Outstanding	9,520,056	9,383,695
Treasury Stock, Shares	1,297,845	761,135

Consolidated Statements of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest income:
Loans	$ 45,023	$ 34,502	$ 27,349
Investments, taxable	7,720	5,457	6,982
Investment, non-taxable	49	24
Other interest-earning assets	87	117	47
Total interest income	52,879	40,100	34,378
Interest expense:
Deposits: Demand	849	938	877
Deposits: Savings and club	1,020	1,304	1,157
Deposits: Certificates of deposit	6,421	6,220	7,984
Total deposits	8,290	8,462	10,018
Borrowed money	5,007	5,206	4,976
Total interest expense	13,297	13,668	14,994
Net interest income	39,582	26,432	19,384
Provision for loan losses	4,100	2,450	1,550
Net interest income after provision for loan losses	35,482	23,982	17,834
Non-interest income:
Fees and service charges	846	907	657
Gain on sale of loans originated for sale	887	295	225
(Loss) gain on sale of real estate owned	(498)	(345)	13
Loss on sale of property held for sale	(124)
Loss on write-down of fixed assets	(592)
Gain on sale of securities	18
Gain on bargain purchase	1,162	12,582
Other	251	423	36
Total non-interest income	1,950	13,862	931
Non-interest expense:
Salaries and employee benefits	12,680	10,785	5,403
Occupancy expense of premises	3,039	1,932	1,122
Equipment	4,301	3,293	2,124
Professional fees	1,287	780	465
Director fees	689	553	395
Regulatory assessments	1,181	1,204	1,137
Advertising	399	336	273
Merger related expenses	538	644	648
Other	3,894	2,486	829
Total non-interest expenses	28,008	22,013	12,396
Income before Income Taxes	9,424	15,831	6,369
Income Taxes	3,373	1,505	2,621
Net Income	$ 6,051	$ 14,326	$ 3,748
Net Income Per Common Share
Basic	$ 0.64	$ 2.06	$ 0.81
Diluted	$ 0.64	$ 2.05	$ 0.8
Weighted Average Number of Common Shares Outstanding
Basic	9,417	6,968	4,655
Diluted	9,433	6,983	4,676

Consolidated Statement of Changes in Stockholders' Equity (USD $) In Thousands	Common Stock [Member]	Paid-in Capital [Member]	Treasury Stock [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Total
Balances at Dec. 31, 2008	$ 331	$ 46,864	$ (8,680)	$ 11,325	$ (125)	$ 49,715
Exercise of stock options	1	62				63
Treasury stock purchases			(39)			(39)
Cash dividend declared				(2,234)		(2,234)
Net Income				3,748		3,748
Unrealized gain (loss) on securities available for sale, net of deferred income tax					138	138
Total Comprehensive income						3,886
Balances at Dec. 31, 2009	332	46,926	(8,719)	12,839	13	51,391
Common Stock issued for the acquisition of a Bank	316	38,329	(235)			38,410
Exercise of stock options	1	72				73
Treasury stock purchases			(1,806)			(1,806)
Cash dividend declared				(3,412)		(3,412)
Net Income				14,326		14,326
Unrealized gain (loss) on securities available for sale, net of deferred income tax					(12)	(12)
Benefit plans, net of deferred income tax					4	4
Total Comprehensive income						14,318
Balances at Dec. 31, 2010	649	85,327	(10,760)	23,753	5	98,974
Common Stock issued for the acquisition of a Bank	41	6,126				6,167
Exercise of stock options	2	235				237
Stock compensation expense		12				12
Tax benefit on stock compensation		15				15
Treasury stock purchases			(5,567)			(5,567)
Cash dividend declared				(4,549)		(4,549)
Net Income				6,051		6,051
Unrealized gain (loss) on securities available for sale, net of deferred income tax					(31)	(31)
Benefit plans, net of deferred income tax					(1,261)	(1,261)
Total Comprehensive income						4,759
Balances at Dec. 31, 2011	$ 692	$ 91,715	$ (16,327)	$ 25,255	$ (1,287)	$ 100,048

Consolidated Statement of Changes in Stockholders' Equity (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statement of Changes in Stockholders' Equity
Stock Issued During Period, Shares, Acquisitions	644,434	4,935,495
Stock Issued During Period Transferred to Treasury, Shares, Acquisitions		30,000
Stock Options Shares, Exercised	28,637	13,677	11,933
Treasury Stock, Shares, Acquired	536,710	193,383	4,072
Common Stock, Dividends, Per Share, Cash Paid	$ 0.48	$ 0.48	$ 0.48
Deferred Income Tax on securities available for sale	$ (21)	$ 9	$ 93
Benefit plans, deferred income tax	$ (868)	$ 3

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net Income	$ 6,051	$ 14,326	$ 3,748
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation of premises and equipment	1,055	642	363
Amortization (accretion), net	1,306	1,877	367
Provision for loan losses	4,100	2,450	1,550
Deferred income tax benefit	(1,845)	(341)	(598)
Loans originated for sale	(31,950)	(26,142)	(19,576)
Proceeds from sale of loans originated for sale	30,884	19,433	16,948
Gain on sales of loans originated for sale	(887)	(295)	(225)
Loss (gain) on sale of real estate owned	498	345	(13)
Loss on sale of property held for sale	124
Loss on leasehold improvements on branch closing	592
Write down on real estate owned	510
Gain on bargain purchase	(1,162)	(12,582)
Gain on sale of securites held to maturity	(18)
Stock compensation expense	12
Decrease in interest receivable	649	501	85
Decrease (increase) in other assets	5,227	(1,207)	(2,607)
Increase (decrease) in accrued interest payable	26	(239)	(120)
(Decrease) increase in other liabilities	(937)	(1,159)	88
Net Cash Provided by (Used in) Operating Activities	14,235	(2,391)	10
Cash flows from investing activities:
Proceeds from repayments and calls on securities held to maturity	85,089	156,757	155,553
Purchases of securities held to maturity	(95,537)	(104,997)	(147,647)
Puchases of securities available for sale			(227)
Proceeds from sales of securities held to maturity	2,438
Proceeds from sales of participation interest in loans	4,777	1,708	1,238
Proceeds from sale of real estate owned	2,722	1,260	307
Proceeds from sale of property held for sale	511
Purchases of loans	(2,292)		(1,744)
Net Decrease in loans receivable	10,325	39,551	4,202
Improvements to real estate owned	(113)	(32)	(58)
Additions to premises and equipment	(2,246)	(704)	(95)
Redemption of Federal Home Loan Bank of New York stock	44	1,869	22
Cash acquired in acquisition	5,901	22,979
Net Cash Provided by Investing Activities	11,619	118,391	11,551
Cash flows from financing activities:
Net (Decrease) increase in deposits	(20,030)	(13,260)	53,235
Repayment of long-term debt		(43,815)
Net change in short-term borrowings			(2,000)
Purchase of treasury stock	(5,567)	(1,806)	(39)
Cash dividend paid	(4,549)	(3,412)	(2,234)
Net proceeds from issuance of common stock	237	73	63
Tax benefit from exercise of stock options	15
Net Cash (Used In) Provided by Financing Activities	(29,894)	(62,220)	49,025
Net (Decrease) increase in cash and cash equivalents	(4,040)	53,780	60,586
Cash and cash equivalents-begininng	121,127	67,347	6,761
Cash and cash equivalents-ending	117,087	121,127	67,347
Supplemental Cash Flow Information:
Cash paid during the year for: Income taxes	4,549	2,252	3,220
Cash paid during the year for: Interest	13,271	13,907	15,114
Non-cash items:
Transfer of loans to other real estate owned	7,145	6,887	71
Loans to facilitate sale of other real estate owned	942	3,771
Reclassification of loans originated for sale to held to maturity	1,669	5,707
Reclassification of property held for sale to real estate owned	382
Acquisition of noncash assets and liabilities
Assets acquired	129,235	514,523
Liabilities assumed	$ 127,807	$ 486,275

Organization and Stock Offerings	12 Months Ended
Dec. 31, 2011
Organization and Stock Offerings
Organization and Stock Offerings

Note 1 - Organization and Stock Offerings

BCB Bancorp, Inc. (the "Company") is incorporated in the State of New Jersey and is a bank holding company. The common stock of the Company is listed on the Nasdaq Electronic Bulletin Board and trades under the symbol "BCBP."

On November 20, 2007, the Company announced a stock repurchase plan which provided for the repurchase of 5% or 234,002 shares of the Company's common stock. This plan was completed during 2010. On July 14, 2010, the Company announced a stock repurchase plan to repurchase 5% or 479,965 shares of the Company's common stock. This plan was completed during 2010. On December 20, 2010, the Company entered into an agreement with a broker to administer a Rule 10b5-1 trading plan on behalf of the Company. The Rule 10b5-1 trading plan will permit the broker to purchase up to 450,000 shares of Company common stock at designated prices during periods when the Company would otherwise be unable to purchase its common stock. The Board authorized the Rule 10b5-1 trading plan on December 16, 2010. On December 14, 2011, the Company announced a stock repurchase plan to repurchase 5% or 462,225 shares of the Company's common stock. During 2011, 2010 and 2009, a total of 536,710, 193,383 and 4,072 shares of the Company's common stock was repurchased at a cost of approximately $5.6 million, $1.8 million, and $39,000 or $10.37, $9.34 and $9.58 per share, respectively.

The Company's primary business is the ownership and operation of BCB Community Bank (the "Bank"). The Bank is a New Jersey commercial bank which, as of December 31, 2011, operated at eleven locations in Bayonne, Hoboken, Jersey City, Monroe Township, South Orange, and Woodbridge New Jersey, and is subject to regulation, supervision, and examination by the New Jersey Department of Banking and Insurance and the Federal Deposit Insurance Corporation. The Bank is principally engaged in the business of attracting deposits from the general public and using these deposits, together with borrowed funds, to invest in securities and to make loans collateralized by residential and commercial real estate and, to a lesser extent, consumer loans. BCB Holding Company Investment Corp. (the "Investment Company") was organized in January 2005 under New Jersey law as a New Jersey investment company primarily to hold investment and mortgage-backed securities. Pamrapo Service Corporation was organized in 1975 under New Jersey law to engage in the purchase and sale of real estate. In the 1990's, the Service Corporation was engaged in the business of selling non-financial products, (annuities, mutual funds and stocks) to the public. The Pamrapo Service Corporation has been inactive since May 2010.

On July 6, 2010, the Company acquired all of the outstanding common shares of Pamrapo Bancorp, Inc. ("Pamrapo"), the parent company of Pamrapo Savings Bank, and thereby acquired all of Pamrapo Savings Bank's 10 branch locations. Under the terms of the merger agreement. Pamrapo stockholders received 1.0 share of BCB Bancorp, Inc. common stock in exchange for each share of Pamrapo common stock, resulting in us issuing 4.9 million common shares of BCB Bancorp, Inc. common stock with an acquisition date fair value of $38.6 million. See Note 19 for further details.

On October 14, 2011, the Company acquired all of the outstanding common shares of Allegiance Community Bank ("Allegiance") and thereby acquired all of Allegiance Community Bank's two branch locations. Under the terms of the merger agreement, Allegiance stockholders received 0.35 of a share of BCB Bancorp, Inc. common stock at a price of $9.57 per share in exchange for each share of Allegiance common stock, resulting in BCB Bancorp, Inc. issuing 644,434 common shares of BCB Bancorp, Inc. common stock with an acquisition date fair value of $6.2 million. See Note 19 for further details.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Note 2 - Summary of Significant Accounting Policies

Basis of Consolidated Financial Statement Presentation

The consolidated financial statements which include the accounts of the Company and its wholly-owned subsidiaries, the Bank, the Investment Company and Pamrapo Service Corporation, have been prepared in conformity with accounting principles generally accepted in the United States of America. All significant intercompany accounts and transactions have been eliminated in consolidation.

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated statement of financial condition and revenues and expenses for the periods then ended. Actual results could differ significantly from those estimates. Material estimates that are particularly susceptible to significant change relates to the determination of the allowance for loan losses, identification of other-than-temporary impairment of securities and fair value estimates in connection with acquisitions. Management believes that the allowance for loan losses is adequate and that no securities in unrealized loss positions are other-than-temporarily impaired. While management uses available information to recognize losses on loans, future additions to the allowance for loan losses may be necessary based on changes in economic conditions in the market area. Management's assessment regarding impairment of securities is based on future projections of cash flow which are subject to change. The fair value estimate of assets acquired and liabilities assumed in acquisitions were estimated utilizing various methodologies and assumptions. Actual results could differ from these assumptions.

In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses. Such agencies may require the Bank to recognize additions to the allowance based on their judgments about information available to them at the time of their examination.

In preparing these consolidated financial statements, the Company evaluated the events that occurred between December 31, 2011 and the date these consolidated financial statements were issued.

Cash and Cash Equivalents

Cash and cash equivalents include cash and amounts due from depository institutions and interest-bearing deposits in other banks having original maturities of three months or less.

Securities Available for Sale and Held to Maturity

Investments in debt securities that the Company has the positive intent and ability to hold to maturity are classified as held to maturity securities and reported at amortized cost. Debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized holding gains and losses included in earnings. Debt and equity securities not classified as trading securities or as held to maturity securities are classified as available for sale securities ("AFS") and reported at fair value, with unrealized holding gains or losses, net of applicable deferred income taxes, reported in the accumulated other comprehensive income (loss) component of stockholders' equity.

If the fair value of a security is less than its amortized cost, the security is deemed to be impaired. Management evaluates all securities with unrealized losses quarterly to determine if such impairments are "temporary" or "other-than-temporary" in accordance with Accounting Standards Codification ("ASC") Topic 320, Investments – Debt and Equity Securities. Accordingly, temporary impairments are accounted for based upon the classification of the related securities as either available for sale or held to maturity. Temporary impairments on available for sale securities are recognized, on a tax-effected basis, through Other Comprehensive Income ("OCI") with offsetting entries adjusting the carrying value of the securities and the balance of deferred taxes. Conversely, the carrying values of held to maturity securities are not adjusted for temporary impairments. Information concerning the amount and duration of temporary impairments on both available for sale and held to maturity securities is disclosed in the notes to the consolidated financial statements.

Other-than-temporary impairments are accounted for based upon several considerations. First, other-than-temporary impairments on equity securities and on debt securities that the Company has decided to sell as of the close of a fiscal period, or will, more likely than not, be required to sell prior to the full recovery of fair value to a level equal to or exceeding amortized cost, are recognized in earnings. If neither of these conditions regarding the likelihood of the sale of debt securities are applicable, then the other-than-temporary impairment is bifurcated into credit-related and noncredit-related components. A credit-related impairment generally represents the amount by which the present value of the cash flows that are expected to be collected on a debt security fall below its amortized cost. The noncredit-related component represents the remaining portion of the impairment not otherwise designated as credit-related. Credit-related, other-than-temporary impairments are recognized in earnings and noncredit-related, other-than-temporary impairments are recognized in OCI. Equity securities on which there is an unrealized loss that is deemed other-than-temporary are written down to fair value with the write-down recognized in earnings.

Premiums and discounts on all securities are amortized/accreted to maturity using the interest method. Interest and dividend income on securities, which includes amortization of premiums and accretion of discounts, are recognized in the consolidated financial statements when earned. Gains or losses on sales are recognized based on the specific identification method.

Loans Held For Sale

Loans held for sale consist primarily of residential mortgage loans intended for sale and are carried at the lower of cost or estimated fair market value using the aggregate method. These loans are generally sold with servicing rights released. Gains and losses recognized on loan sales are based upon the cash proceeds received and the cost of the related loans sold.

Loans Receivable

Loans receivable are stated at unpaid principal balances, less net deferred loan origination fees and the allowance for loan losses. Loan origination fees and certain direct loan origination costs are deferred and amortized/accreted, as an adjustment of yield, over the contractual lives of the related loans.

The accrual of interest on loans that are contractually delinquent more than ninety days is discontinued and the related loans placed on nonaccrual status. Income is subsequently recognized only to the extent that cash payments are received until delinquency status is reduced to less than ninety days, in which case the loan is returned to accrual status.

Acquired Loans

Loans that were acquired in acquisitions subsequent to January 1, 2009 are recorded at fair value with no carryover of the related allowance for credit losses. Determining the fair value of the loans involves estimating the amount and timing of principal and interest cash flows expected to be collected on the loans and discounting those cash flows at a market rate of interest.

The excess of cash flows expected at acquisition over the estimated fair value is referred to as the accretable discount and is recognized into interest income over the remaining life of the loan. The difference between contractually required payments at acquisition and the cash flows expected to be collected at acquisition is referred to as the nonaccretable discount. The nonaccretable discount represents estimated future credit losses expected to be incurred over the life of the loan. Subsequent decreases to the expected cash flows require an evaluation to determine the need for an allowance for credit losses. Subsequent improvements in expected cash flows result in the reversal of a corresponding amount of the nonaccretable discount which is then reclassified as accretable discount that is recognized into interest income over the remaining life of the loan using the interest method. The evaluation of the amount of future cash flows that is expected to be collected is performed in a similar manner as that used to determine our allowance for credit losses. Charge-offs of the principal amount on acquired loans would be first applied to the nonaccretable discount portion of the fair value adjustment.

Acquired loans that met the criteria for nonaccrual of interest prior to the acquisition may be considered performing upon acquisition, regardless of whether the customer is contractually delinquent, if we can reasonably estimate the timing and amount of the expected cash flows on such loans and if we expect to fully collect the new carrying value of the loans. As such, we may no longer consider the loan to be nonaccrual or nonperforming and may accrue interest on these loans, including the impact of any accretable discount. We have determined that we cannot reasonably estimate future cash flows on any such acquired loans that are past due 90 days or more and continue to treat them as non-accrual.

Allowance for Loan Losses

The allowance for loan losses is increased through provisions charged to operations and by recoveries, if any, on previously charged-off loans and reduced by charge-offs on loans which are determined to be a loss in accordance with Bank policy.

The allowance for loan losses is maintained at a level considered adequate to absorb loan losses. Management, in determining the allowance for loan losses, considers the risks inherent in its loan portfolio and changes in the nature and volume of its loan activities, along with the general economic and real estate market conditions. The Bank utilizes a two tier approach: (1) identification of impaired loans and establishment of specific loss allowances on such loans; and (2) establishment of general valuation allowances on the remainder of its loan portfolio. The Bank maintains a loan review system which allows for a periodic review of its loan portfolio and the early identification of potentially impaired loans. Such a system takes into consideration, but is not limited to, delinquency status, size of loans, types and value of collateral, and financial condition of the borrowers. Specific loan loss allowances are established for impaired loans based on a review of such information and/or appraisals of the underlying collateral. General loan loss allowances are based upon a combination of factors including, but not limited to, actual loan loss experience, composition of the loan portfolio, current economic conditions, and management's judgment.

Although management believes that adequate specific and general allowances for loan losses are established, actual losses are dependent upon future events and, as such, further additions to the level of specific and general loan loss allowances may be necessary.

Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan evaluated for impairment is deemed to be impaired when, based on current information and events, it is probable that the Bank will be unable to collect all amounts due according to the contractual terms of the loan agreement. All loans identified as impaired are evaluated independently. The Bank does not aggregate such loans for evaluation purposes. Payments received on impaired loans are applied first to accrued interest receivable and then to principal.

Concentration of Risk

Financial instruments which potentially subject the Company and its subsidiaries to concentrations of credit risk consist of cash and cash equivalents, investment and mortgage-backed securities and loans.

Cash and cash equivalents include amounts placed with highly rated financial institutions. Securities include securities backed by the U.S. Government and other highly rated instruments. The Bank's lending activity is primarily concentrated in loans collateralized by real estate in the State of New Jersey. As a result, credit risk related to loans is broadly dependent on the real estate market and general economic conditions in the State.

Premises and Equipment

Land is carried at cost. Buildings, building improvements, leasehold improvements and furniture, fixtures and equipment are carried at cost, less accumulated depreciation and amortization. Significant renovations and additions are charged to the property and equipment account. Maintenance and repairs are charged to expense in the period incurred. Depreciation charges are computed on the straight-line method over the following estimated useful lives of each type of asset.

Years

Buildings	40
Building improvements	7 - 40
Furniture, fixtures and equipment	3 - 5
Leasehold improvements	Shorter of useful life or term of lease

Federal Home Loan Bank ("FHLB") of New York Stock

Federal law requires a member institution of the FHLB system to hold stock of its district FHLB according to a predetermined formula. Such stock is carried at cost.

Management evaluates the FHLB of New York stock for impairment in accordance with guidance on accounting by certain entities that lend to or finance the activities of others. Management's determination of whether this investment is impaired is based on their assessment of the ultimate recoverability of their cost rather than by recognizing temporary declines in value. The determination of whether a decline affects the ultimate recoverability of their cost is influenced by criteria such as (1) the significance of the decline in net assets of the FHLB of New York as compared to the capital stock amount for the FHLB of New York and the length of time this situation has persisted, (2) commitments by the FHLB of New York to make payments required by law or regulation and the level of such payments in relation to the operating performance of the FHLB of New York, and (3) the impact of legislative and regulatory changes on institutions and, accordingly, on the customer base of the FHLB of New York.

No impairment charges were recorded related to the FHLB of New York stock during 2011, 2010, or 2009.

Real Estate Owned

Assets acquired through, or in lieu of, loan foreclosures are held for sale and are initially recorded at fair value less cost to sell at the date of foreclosure, establishing a new cost basis. Subsequent to foreclosure, valuations are periodically performed by management and the assets are carried at the lower of carrying amount or fair value less cost to sell. Costs relating to development and improvement of property are capitalized, whereas costs relating to the holding of property are expensed. At December 31, 2011, the Bank owned fifteen properties totaling $6,570,000. During the year 2011, $382,000 for one property was transferred to real estate owned from property held for sale.

Interest Rate Risk

The Bank is principally engaged in the business of attracting deposits from the general public and using these deposits, together with other funds, to make loans secured by real estate and to purchase securities. The potential for interest-rate risk exists as a result of the difference in duration of the Bank's interest-sensitive liabilities compared to its interest-sensitive assets. For this reason, management regularly monitors the maturity structure of the Bank's interest-earning assets and interest-bearing liabilities in order to measure its level of interest-rate risk and to plan for future volatility.

Income Taxes

The Company and its subsidiaries file a consolidated federal income tax return. Income taxes are allocated to the Company and its subsidiaries based upon their respective income or loss included in the consolidated income tax return. Separate state income tax returns are filed by the Company and its subsidiaries.

Federal and state income tax expense has been provided on the basis of reported income. The amounts reflected on the tax returns differ from these provisions due principally to temporary differences in the reporting of certain items for financial reporting and income tax reporting purposes. The tax effect of these temporary differences is accounted for as deferred taxes applicable to future periods. Deferred income tax expense or (benefit) is determined by recognizing deferred tax assets and liabilities for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in earnings in the period that includes the enactment date. The realization of deferred tax assets is assessed and a valuation allowance provided, when necessary, for that portion of the asset which is not more likely than not to be realized.

The Company accounts for uncertainty in income taxes recognized in the consolidated financial statements in accordance with ASC Topic 740, Income Taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. A tax position is recognized as a benefit only if it is "more likely than not" that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that has a likelihood of being realized on examination of more than 50 percent. For tax positions not meeting the "more likely than not" test, no tax benefit is recorded. Under the "more-likely-than-not" threshold guidelines, the Company believes no significant uncertain tax positions exist, either individually or in the aggregate, that would give rise to the non-recognition of an existing tax benefit. The Company recognizes interest and penalties on unrecognized tax benefits in income taxes expense in the Consolidated Statement of Income. The Company did not recognize any interest in 2011, however the Company did recognize $11,000 for penalties assessed during an audit of prior periods. The Company did not recognize any interest and penalties for the years ended December 31, 2010 and 2009. The tax years subject to examination by the taxing authorities are the years ended December 31, 2010, 2009, and 2008.

Net Income per Common Share

Basic net income per common share is computed by dividing net income by the weighted average number of shares of common stock outstanding. The diluted net income per common share is computed by adjusting the weighted average number of shares of common stock outstanding to include the effects of outstanding stock options, if dilutive, using the treasury stock method. For the years ended December 31, 2011, 2010, and 2009, the difference in the weighted average number of basic and diluted common shares was due solely to the effects of outstanding stock options. No adjustments to net income were necessary in calculating basic and diluted net income per share. For the years ended December 31, 2011, 2010, and 2009, the weighted average number of outstanding options considered to be anti-dilutive was 209,441, 243,884, and 196,418.

Stock-Based Compensation Plans

The Company, under plans approved by its stockholders in 2011, 2003 and 2002, has granted stock options to employees and outside directors. See note 12 for additional information as to option grants. Compensation expense recognized for all option grants is net of estimated forfeitures and is recognized over the awards' respective requisite service periods. The fair values relating to all options granted are estimated using a Black-Scholes option pricing model. Expected volatilities are based on historical volatility of our stock and other factors, such as implied market volatility using this options expected term. The Company used the mid-point of the original vesting period and original option life to estimate the options' expected term, which represents the period of time that the options granted are expected to be outstanding. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The Company recognizes compensation expense for the fair values of these option awards, which have graded vesting, on a straight-line basis over the requisite service period of these awards.

Benefit Plans

The Company acquired through the merger with Pamrapo Bancorp, Inc. a non-contributory defined benefit pension plan covering all eligible employees of Pamrapo Savings Bank. Effective January 1, 2010, the defined benefit pension plan (the "Pension Plan"), was frozen by Pamrapo Savings Bank. All benefits for eligible participants accrued in the "Pension Plan" to the freeze date have been retained. The benefits are based on years of service and employee's compensation. The defined benefit plan is funded in conformity with funding requirements of applicable government regulations. Prior service costs for the defined benefit plan generally are amortized over the estimated remaining service periods of employees. Additionally, with the merger with Pamrapo Bancorp, Inc., certain former employees of Pamrapo Bank are covered under a Supplemental Executive Retirement Plan ("SERP"), an unfunded non-qualified deferred retirement plan. Participants who retire at the age of 65 (the "Normal Retirement Age"), are entitled to an annual retirement benefit equal to 75% of compensation reduced by their retirement plan annual benefits. Participants retiring before the Normal Retirement Age receive the same benefits reduced by a percentage based on years of service to the Company and the number of years prior to the Normal Retirement Age that participants retire.

Comprehensive Income

The Company records unrealized gains and losses, net of deferred income taxes, on securities available for sale in accumulated other comprehensive income (loss). Realized gains and losses, if any, are reclassified to non-interest income upon sale of the related securities or upon the recognition of an impairment loss. Accumulated other comprehensive income (loss) also includes benefit plan amounts recognized in accordance with ASC 715, Compensation-Retirement Benefits, which reflect, net of tax, the unrecognized gains (losses) on the benefit plans. The Company has elected to report the effects of other comprehensive income in the consolidated statements of changes in stockholders' equity.

Recent Accounting Pronouncements

In April 2011, the FASB issued Accounting Standards Update (ASU) No. 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring The ASU clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. The amendments to FASB Accounting Standards Codification Topic 310, Receivables, clarify the guidance on a creditor's evaluation of whether it has granted a concession and whether a debtor is experiencing financial difficulties. For public companies, the new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. This guidance became effective for us with our September 30, 2011 interim financial statements and was applied retrospectively to the beginning of 2011 and is not expected to have a significant impact on the Company's consolidated financial statements.

In April 2011, the FASB issued Accounting Standards Updates (ASU) No. 2011-03, Transfers and Servicing: Reconsideration of Effective Control for Repurchase Agreements. The ASU is intended to improve financial reporting of repurchase agreements ("repos") and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. In a typical repo transaction, an entity transfers financial assets to a counterparty in exchange for cash with an agreement for the counterparty to return the same or equivalent financial assets for a fixed price in the future. FASB Accounting Standards Codification (Codification) Topic 860, Transfers and Servicing, prescribes when an entity may or may not recognize a sale upon the transfer of financial assets subject to repo agreements. That determination is based, in part, on whether the entity has maintained effective control over the transferred financial assets. The amendments to the Codification in this ASU are intended to improve the accounting for these transactions by removing from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The guidance in the ASU is effective for the first interim or annual period on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not permitted. The Company does not expect that the adoption of this ASU will have a material impact on the Company's consolidated financial statements.

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in this update result in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. Some of the amendments in this update clarify the FASB's intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. This update is effective during interim and annual periods beginning on or after December 15, 2011 and is to be applied prospectively and early adoption is not permitted. The Company does not anticipate the adoption of this update will impact its consolidated financial condition or results of operations.

In June 2011, the FASB issued Accounting Standards Update (ASU) No. 2011-05, Comprehensive Income. The ASU eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity and will require it be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The single statement format would include the traditional income statement and the components of total other comprehensive income as well as total comprehensive income. In the two statement approach, the first statement would be the traditional income statement which would be immediately followed by a separate statement which includes the components of other comprehensive income, total other comprehensive income and total comprehensive income. The amendments in this ASU will be applied retrospectively. For public companies, they are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. Adoption of ASU 2011-05 is not expected to have a significant impact on the Company's consolidated financial statements. In December, 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update 2011-05. In response to stakeholder concerns regarding the operational ramifications of the presentation of these reclassifications for current and previous years, the FASB has deferred the implementation date of this provision to allow time for further consideration. The requirement in ASU 2011-05, Presentation of Comprehensive Income, for the presentation of a combined statement of comprehensive income or separate, but consecutive, statements of net income and other comprehensive income is still effective for fiscal years and interim periods beginning after December 15, 2011 for public companies, and fiscal years ending after December 15, 2011 for nonpublic companies. The adoption of this ASU is not expected to have a significant impact on the Company's consolidated financial statements.

In September 2011, the FASB issued Accounting Standards Update (ASU) No. 2011-08, Intangibles-Goodwill and Other (Topic 350). The amendments in the ASU is intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Also, the amendments improve the examples of events and circumstances that an entity having a reporting unit with a zero or negative carrying amount should consider in determining whether to measure an impairment loss, if any, under the second step of the goodwill impairment test. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity's financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. Adoption of ASU 2011-08 is not expected to have a significant impact on the Company's consolidated financial statements.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions
Related Party Transactions

Note 3 - Related Party Transactions

The Bank leases a property from NEW BAY LLC ("NEW BAY"), a limited liability corporation 100% owned by a majority of the Directors and officers of the Bank. In conjunction with the lease, NEW BAY substantially removed the pre-existing structure on the site and constructed a new building suitable to the Bank for its banking operations. Under the terms of the lease, the cost of this project was reimbursed to NEWBAY by the Bank. The amount reimbursed, which occurred during the year 2000, was $943,000, and is included in property and equipment under the caption "Building and improvements" (see Note 7).

On May 1, 2006, the Company renegotiated the lease to a twenty-five year term. The Company paid NEW BAY $165,000 a year ($13,750 per month) for the first 60 months which is included in the consolidated statements of income for 2011, 2010, and 2009 within occupancy expense of premises. The rent shall be reset every five years thereafter at the fair market rental value at the end of each preceding five year period. The Company expects to pay NEW BAY $165,000 for the year 2012.

Securities Available for Sale (Available-for-sale Securities [Member])	12 Months Ended
Dec. 31, 2011
Available-for-sale Securities [Member]
Securities Available for Sale

Note 4 - Securities Available for Sale

	December 31, 2011
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)

Equity securities- Financial institutions	$1,097	$70	$122	$1,045

	December 31, 2010
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)

Equity securities- Financial institutions	$1,097	$32	$31	$1,098

The unrealized losses, categorized by the length of time of continuous loss position, and fair value of related securities available for sale were as follows:

	Less than 12 Months		More than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In Thousands)
December 31, 2011
Equity securities	$878	$122	$—	$—	$878	$122
December 31, 2010
Equity securities	$65	$31	$—	$—	$65	$31

At December 31, 2011, management concluded that the unrealized loss above (which relate to one financial equity issue) is temporary in nature and does not believe that the unrealized loss represents an other-than-temporary impairment as it was primarily related to market interest rates and not related to the underlying credit quality of the issuer of the security. Additionally, the Company has the ability, and the management has the intent, to hold this security for the time necessary to recover its cost and does not have the intent to sell the security, and it is more likely than not that it would have to sell the security before recovery to its cost.

Securities Held to Maturity (Held-to-maturity Securities [Member])	12 Months Ended
Dec. 31, 2011
Held-to-maturity Securities [Member]
Securities Held to Maturity

Note 5 - Securities Held to Maturity

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)

U.S. Government Agencies:
Due within one year	$3,315	$38	$—	$3,353
Due after ten years	3,000	12	—	3,012

	6,315	50	—	6,365

Residential mortgage-backed securities:
Due within one year	9	—	—	9
Due after one year through five years	1,325	32	3	1,354
Due after five years through ten years	37,034	417	44	37,407
Due after ten years	160,509	6,464	73	166,900

	198,877	6,913	120	205,670

Municipal Obligations:
Due after five to ten years	391	30	—	421
Due after ten years	979	59	—	1,038
Trust originated preferred security:
Due after ten years	403	6	—	409

	$206,965	$7,058	$120	$213,903

The amortized cost and carrying values shown above are by contractual final maturity. Actual maturities will differ from contractual final maturities due to scheduled monthly payments related to mortgage–backed securities and due to the borrowers having the right to prepay obligations with or without prepayment penalties. As of December 31, 2011 and December 31, 2010, all residential mortgage backed securities held in the portfolio were Government Sponsored Enterprise securities.

During the second quarter of 2011, management decided to sell its collateralized mortgage obligations that were issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities were classified as held to maturity, ASC 320 (formerly FAS 115) allows sales of securities so designated, provided that a substantial portion (at least 85%) of the principal balance has been amortized prior to the sale. During the year ended December 31, 2011, proceeds from sales of securities held to maturity totaled approximately $2,438,000 and resulted in gross gains of approximately $25,000 and gross losses of approximately $7,000.

There were no sales of securities held to maturity for the years ended December 31, 2010 and 2009.

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)

U.S. Government Agencies:
Due after one through five years	$3,315	$180	$—	$3,495
Due after ten years	27,523	14	62	27,475

	30,838	194	62	30,970

Residential mortgage-backed securities:
Due within one year	6	—	—	6
Due after one year through five years	775	24	1	798
Due after five years through ten years	54,629	374	357	54,646
Due after ten years	71,545	1,552	493	72,604

	126,955	1,950	851	128,054

Subordinated notes:
Due within one year	6,000	—	—	6,000
Municipal Obligations:
Due after ten years	1,376	—	21	1,355
Trust originated preferred security:
Due after ten years	403	3	—	406

	$165,572	$2,147	$934	$166,785

The unrealized losses, categorized by the length of time of continuous loss position, and fair value of related securities held to maturity were as follows:

	Less than 12 Months		More than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In Thousands)

December 31, 2011:
Residential mortgage-backed securities	$16,949	$82	$5,942	$38	$22,891	$120

	$16,949	$82	$5,942	$38	$22,891	$120

	Less than 12 Months		More than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In Thousands)

December 31, 2010:
U.S. Government Agencies	$20,328	$62	$—	$—	$20,328	$62
Residential mortgage-backed securities	74,899	851	—	—	74,899	851
Municipal Obligations	1,355	21			1,355	21

	$96,582	$934	$—	$—	$96,582	$934

At December 31, 2011, management concluded that the unrealized losses above (which related to 47 mortgage-backed securities) are temporary in nature since they are related to interest rate fluctuations rather than any underlying credit quality of the issuers. Additionally, the Company has not decided to sell these securities and has concluded that it is unlikely it would be required to sell these securities prior to the anticipated recovery of the unrealized losses.

Loans Receivable and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2011
Loans Receivable and Allowance for Loan Losses
Loans Receivable and Allowance for Loan Losses

Note 6 - Loans Receivable and Allowance for Loan Losses

The following table presents the recorded investment in loans receivable at December 31, 2011 and December 31, 2010 by segment and class.

	December 31,
	2011	2010
	(In Thousands)

Real estate mortgage:
Residential	$218,085	$234,435
Commercial and multi-family	472,424	410,212
Construction	17,000	17,848

	707,509	662,495

Commercial:
Business loans	30,290	13,932
Lines of credit	44,283	40,228

	74,573	54,160

Consumer:
Passbook or certificate	809	1,004
Home equity lines of credit	18,923	10,228
Home equity	50,152	53,375
Automobile	103	178
Personal	301	554

	70,288	65,339

Deposit overdrafts	95	80

Total Loans	852,465	782,074

Deferred loan fees, net	(1,193)	(556)
Allowance for loan losses	(10,509)	(8,417)

	(11,702)	(8,973)

	$840,763	$773,101

At December 31, 2011 and 2010, loans serviced by the Bank for the benefit of others, which consist of participation interests in loans originated by the Bank, totaled approximately $6.3 million and $2.8 million.

The following table presents the unpaid principal balance and the related recorded investment of acquired loans included in our Consolidated Statements of Financial Condition.

	December 31,
	2011	2010
	(In Thousands)

Unpaid principal balance	$410,057	$378,004
Recorded investment	405,951	374,057

The following table presents changes in the accretable discount on loans acquired for the year ended December 31, 2011 and 2010:

	December 31,
	2011	2010
	(In Thousands)

Balance – Beginning	$205,491	$—
Acquisitions	17,318	229,805
Accretion	(42,087)	(24,314)

Balance - Ending	$180,722	$205,491

No interest income is being recognized on loans acquired where the fair value of the loan was based on the cash flows expected to be received from the foreclosure and sale of the underlying collateral. The carrying value of these loans at December 31, 2011 and December 31, 2010 was $13.3 million and $11.7 million.

The Bank grants loans to its officers and directors and to their associates. Related party loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than normal risk of collectibility. The activity with respect to loans to directors, officers and associates of such persons, is as follows:

	Years Ended December 31,
	2011	2010
	(In Thousands)

Balance – beginning	$7,270	$7,232
Loans originated	613	1,837
Changes in related party status	1,105	190
Collections of principal	(479)	(1,989)

Balance - ending	$8,509	$7,270

Allowance for Loan Losses

Management reviews the adequacy of the allowance on at least a quarterly basis to ensure that the provision for loan losses has been charged against earnings in an amount necessary to maintain the allowance at a level that is adequate based on management's assessment of probable estimated losses. The Company's methodology for assessing the adequacy of the allowance for loan losses consists of several key elements. These elements include a general allocated reserve for impaired loans, a specific reserve for impaired loans and an unallocated portion.

The Company consistently applies the following comprehensive methodology. During the quarterly review of the allowance for loan losses, the Company considers a variety of factors that include:

·	General economic conditions.

·	Trends in charge-offs.

·	Trends and levels of delinquent loans.

·	Trends and levels of non-performing loans, including loans over 90 days delinquent.

·	Trends in volume and terms of loans.

·	Levels of allowance for specific classified loans.

·	Credit concentrations.

The methodology includes the segregation of the loan portfolio into two divisions. Loans that are performing and loans that are impaired. Loans which are performing are evaluated homogeneously by loan class or loan type. The allowance of performing loans is evaluated based on historical loan experience, including consideration of peer loss analysis, with an adjustment for qualitative factors due to economic conditions in the market. Impaired loans are loans which are more than 90 days delinquent or troubled debt restructured. These loans are individually evaluated for loan loss either by current appraisal, estimated economic factor, or net present value. Management reviews the overall estimate for feasibility and bases the loan loss provision accordingly.

The portfolio of performing loans is segmented into the following loan types, where the risk level for each type is analyzed when determining the allowance for these loans:

Residential single family real estate loans involve certain risks such as interest rate risk and risk of non-repayment. Adjustable-rate residential family real estate loans decreases the interest rate risk to the Bank that is associated with changes in interest rates but involve other risks, primarily because as interest rates rise, the payment by the borrower rises to the extent permitted by the terms of the loan, thereby increasing the potential for default. At the same time, the marketability of the underlying property may be adversely affected by higher interest rates. Repayment risk can be affected by job loss, divorce, illness and personal bankruptcy of the borrower.

Construction lending is generally considered to involve a high risk due to the concentration of principal in a limited number of loans and borrowers and the effects of the general economic conditions on developers and builders. Moreover, a construction loan can involve additional risks because of the inherent difficulty in estimating both a property's value at completion of the project and the estimated cost (including interest) of the project. The nature of these loans is such that they are generally difficult to evaluate and monitor. In addition, speculative construction loans to a builder are not necessarily pre-sold and thus pose a greater potential risk to the Bank than construction loans to individuals on their personal residence.

Commercial and multi-family real estate lending entails significant additional risks as compared with residential family property lending. Such loans typically involve large loan balances to single borrowers or groups of related borrowers. The payment experience on such loans is typically dependent on the successful operation of the real estate project. The success of such projects is sensitive to changes in supply and demand conditions in the market for commercial real estate as well as economic conditions generally.

Commercial business lending is generally considered higher risk due to the concentration of principal in a limited number of loans and borrowers and the effects of general economic conditions on the business. Commercial business loans are primarily secured by inventories and other business assets. In most cases, any repossessed collateral for a defaulted commercial business loans will not provide an adequate source of repayment of the outstanding loan balance.

Home equity lending entails certain risks such as interest rate risk and risk of non-repayment. The marketability of the underlying property may be adversely affected by higher interest rates, decreasing the collateral securing the loan. Repayment risk can be affected by job loss, divorce, illness and personal bankruptcy of the borrower.

Home equity line of credit lending entails securing an equity interest in the borrower's home. The risk associated with this type of lending is the marketability of the underlying property may be adversely affected by higher interest rates. Repayment risk can be affected by job loss, divorce, illness and personal bankruptcy of the borrower. This type of lending is often priced on an adjustable rate basis with the rate set at or above a predefined index. Adjustable-rate loans decreases the interest rate risk to the Bank that is associated with changes in interest rates but involve other risks, primarily because as interest rates rise, the payment by the borrower rises to the extent permitted by the terms of the loan, thereby increasing the potential for default.

Consumer loans generally have more credit risk because of the type and nature of the collateral and, in certain cases, the absence of collateral. Consumer loans generally have shorter terms and higher interest rates than other lending. In addition, consumer lending collections are dependent on the borrower's continuing financial stability, and thus are more likely to be adversely effected by job loss, divorce, illness and personal bankruptcy. In most cases, any repossessed collateral for a defaulted consumer loan will not provide an adequate source of repayment of the outstanding loan.

The Company also maintains an unallocated allowance. The unallocated allowance is used to cover any factors or conditions which may cause a potential loan loss but are not specifically identifiable. It is prudent to maintain an unallocated portion of the allowance because no matter how detailed an analysis of potential loan losses is performed, these estimates lack some element of precision. Management must make estimates using assumptions and information that is often subjective and changing rapidly.

Classified Assets. Our policies provide for a classification system for problem assets. Under this classification system, problem assets are classified as "substandard," "doubtful," "loss" or "special mention." An asset is considered substandard if it is inadequately protected by its current net worth and paying capacity of the borrower or of the collateral pledged, if any. Substandard assets include those characterized by the "distinct possibility" that "some loss" will be sustained if the deficiencies are not corrected. Assets classified as doubtful have all the weaknesses inherent in those classified substandard with the added characteristic that the weakness present makes "collection or liquidation in full" on the basis of currently existing facts, conditions, and values, "highly questionable and improbable." Assets classified as loss are those considered "uncollectible" and of such little value that their continuance as assets without the establishment of a specific loss reserve is not warranted, and the loan, or a portion thereof, is charged-off. Assets may be designated special mention because of potential weaknesses that do not currently warrant classification in one of the aforementioned categories.

When we classify problem assets, we may establish general allowances for loan losses in an amount deemed prudent by management. General allowances represent loss allowances which have been established to recognize the inherent risk associated with lending activities, but which, unlike specific allowances, have not been allocated to particular problem assets. A portion of general loss allowances established to cover possible losses related to assets classified as substandard or doubtful may be included in determining our regulatory capital. Specific valuation allowances for loan losses generally do not qualify as regulatory capital. As of December 31, 2011, we had $576,000 in assets classified as loss, all of which is considered impaired, $7.1 million in assets classified as doubtful, of which $4.3 million was classified as impaired, $36.5 million in assets classified as substandard, of which $24.3 million was classified as impaired and $28.2 million in assets classified as special mention, of which $15.5 million was classified as impaired. The loans classified as substandard represent primarily commercial loans secured either by residential real estate, commercial real estate or heavy equipment. The loans that have been classified substandard were classified as such primarily because either updated financial information has not been timely provided, or the collateral underlying the loan is in the process of being revalued.

The Company's internal credit risk grades are based on the definitions currently utilized by the banking regulatory agencies. The grades assigned and definitions are as follows, and loans graded excellent, above average, good and watch list (risk ratings 1-4) are treated as "pass" for grading purposes:

5 – Special Mention- Loans currently performing but with potential weaknesses including adverse trends in borrower's operations, credit quality, financial strength, or possible collateral deficiency.

6 – Substandard- Loans that are inadequately protected by current sound worth, paying capacity, and collateral support. Loans on "nonaccrual" status. The loan needs special and corrective attention.

7 – Doubtful- Weaknesses in credit quality and collateral support make full collection improbable, but pending reasonable factors remain sufficient to defer the loss status.

8 – Loss- Continuance as a bankable asset is not warranted. However, this does not preclude future attempts at partial recovery.

The following table sets forth the activity in the Bank's allowance for loan losses for the year ended December 31, 2011 and recorded investment in loans receivable at December 31, 2011. The table also details the amount of total loans receivable, that are evaluated individually, and collectively, for impairment, and the related portion of the allowance for loan losses that is allocated to each loan class (In Thousands):

	Residential	Commercial & Multi-family	Construction	Commercial Business (1)	Home equity (2)	Consumer	Unallocated	Total
Allowance for credit losses:
Beginning balance	$171	$6,179	$426	$1,286	$204	$18	$133	$8,417
Charge-offs	$122	$1,173	$687	$24	$—	$27	$—	$2,033
Recoveries	$—	$25	$—	$—	$—	$—	$—	$25
Provisions	$2,630	$767	$565	$(221)	$473	$19	$(133)	$4,100
Ending balance	$2,679	$5,798	$304	$1,041	$677	$10	$—	$10,509
Ending balance: individually evaluated for impairment	$550	$2,674	$—	$95	$72	$—	$—	$3,391
Ending balance: collectively evaluated for impairment	$1,548	$2,654	$189	$792	$572	$10	$—	$5,765
Ending balance: loans acquired with deteriorated credit quality	$581	$470	$115	$154	$33	$—	$—	$1,353

Loans receivables:
Ending balance	$218,085	$472,424	$17,000	$74,573	$69,075	$1,308	$—	$852,465
Ending balance: individually evaluated for impairment	$14,006	$39,461	$1,513	$4,307	$1,850	$—	$—	$61,137
Ending balance: collectively evaluated for impairment	$194,862	$429,355	$13,236	$70,012	$66,613	$1,308	$—	$775,386
Ending balance: loans acquired with deteriorated credit quality	$9,217	$3,608	$2,251	$254	$612	$—	$—	$15,942

(1) Includes business lines of credit

(2) Includes home equity lines of credit

The following table sets forth the Bank's allowance for credit losses and recorded investment in financing receivables for the year ended December 31, 2010. The following table also details the amount of total loans receivable, that are evaluated individually, and collectively, for impairment, and the related portion of allowance for loan losses that is allocated to each loan type.

	Residential	Commercial & Multi-family	Construction	Commercial Business (1)	Home equity (2)	Consumer	Unallocated	Total
Allowance for credit losses:

Ending balance	$171	$6,179	$426	$1,286	$204	$18	$133	$8,417
Ending balance: individually evaluated for impairment	$—	$1,656	$—	$449	$2	$—	$—	$2,107
Ending balance: collectively evaluated for impairment	$171	$4,523	$426	$837	$202	$18	$133	$6,310
Ending balance: loans acquired with deteriorated credit quality	$—	$—	$—	$—	$—	$—	$—	$—

Loans receivables:
Ending balance	$234,435	$410,212	$17,848	$54,160	$63,603	$1,816	$—	$782,074
Ending balance: individually evaluated for impairment	$89	$27,422	$2,910	$2,809	$372	$—	$—	$33,602
Ending balance: collectively evaluated for impairment	$219,795	$379,907	$14,938	$51,275	$63,231	$1,816	$—	$730,962
Ending balance: loans acquired with deteriorated credit quality	$14,551	$2,883	$—	$76	$—	$—	$—	$17,510

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table sets forth an analysis of the Bank's allowance for loan losses, for the years ended December 31, 2011, 2010, and 2009.

	Years Ended December 31,
	2011	2010	2009
	(Dollars in Thousands)

Balance at beginning of period	$8,417	$6,644	$5,304

Charge-offs	2,033	689	212

Recoveries	25	12	2
Net charge-offs	2,008	677	210
Provisions charged to operations	4,100	2,450	1,550
Ending balance	$10,509	$8,417	$6,644

The table below sets forth the amounts and types of non-accrual loans in the Bank's loan portfolio, at December 31, 2011. Loans are placed on non-accrual status when they become more than 90 days delinquent, or when the collection of principal and/or interest become doubtful. As of December 31, 2011, non-accrual loans differed from the amount of total loans past due greater than 90 days due to troubled debt restructuring of loans which are maintained on non-accrual status for a minimum of six months until the borrower has demonstrated its ability to satisfy the terms of the restructured loan.

	Years Ended December 31,
	2011	2010
	(Dollars in Thousands)

Non-accruing loans:
Residential	$15,511	$15,115
Construction	4,040	2,773
Commercial business(1)	4,265	861
Commercial and multi-family	22,280	21,147
Home equity(2)	1,729	1,632
Consumer	—	283
Total	$47,825	$41,811

(1) Includes business lines of credit. (2) Includes home equity lines of credit.

The following table summarizes information in regards to impaired loans by loan portfolio class for the year ended December 31, 2011 and average recorded investment and actual interest income recognized for the twelve months ended December 31, 2011 (In Thousands):

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized

With no related allowance recorded:
Residential Mortgages	$6,142	$6,142	$—	$3,370	$157
Commercial and Multi-family	23,417	23,417	—	22,910	793
Construction	1,513	1,513	—	2,415	19
Commercial Business(1)	2,366	2,366	—	1,653	94
Home Equity(2)	1,301	1,301	—	711	52
Consumer	—	—	—	—	—

With an allowance recorded:
Residential Mortgages	$7,864	$7,864	$550	$3,945	$303
Commercial and Multi-family	16,044	16,044	2,674	15,447	582
Construction	—	—	—	330	—
Commercial Business(1)	1,941	1,941	95	2,019	24
Home Equity(2)	549	549	72	411	19
Consumer	—	—	—	—	—

Total:
Residential Mortgages	$14,006	$14,006	$550	$7,315	$460
Commercial and Multi-family	39,461	39,461	2,674	38,357	1,375
Construction	1,513	1,513	—	2,745	19
Commercial Business(1)	4,307	4,307	95	3,672	118
Home Equity(2)	1,850	1,850	72	1,121	71
Consumer	—	—	—	—	—

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table summarizes information in regards to impaired loans by loan type as of December 31, 2010:

	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Residential	$89	$89	$—
Commercial and multi-family	9,709	9,709	—
Construction	2,910	2,910	—
Commercial business	981	981	—
Home equity	189	189	—
Consumer	—	—	—

With an allowance recorded:
Residential	—	—	—
Commercial and multi-family	17,713	17,713	1,656
Construction	—	—	—
Commercial business	1,828	1,828	449
Home equity	183	183	2
Consumer	—	—	—

Total:
Residential	$89	$89	$—
Commercial and multi-family	27,422	27,422	1,656
Construction	2,910	2,910	—
Commercial business	2,809	2,809	449
Home equity	372	372	2
Consumer	—	—	—

The following table summarizes information in regards to troubled debt restructurings for the year ended December 31, 2011, (In thousands):

	Number of Contracts	Pre-Modification Outstanding Recorded Investments	Post-Modification Outstanding Recorded Investments
Troubled Debt Restructurings
Residential	20	$5,985	$5,985
Commercial and multi-family	12	$5,368	$5,368
Construction	—	$—	$—
Commercial business	—	$—	$—
Home equity	2	$470	$470
Consumer	—	$—	$—

The loans included above are considered TDRs as a result of the Bank implementing one or more of the following concessions: granting a material extension of time, issuing a forbearance agreement, adjusting the interest rate, accepting interest only for a period of time or a change in amortization period. As of December 31, 2011, TDRs totaled $11.8 million. All TDRs were considered impaired and therefore were individually evaluated for impairment in the calculation of the allowance for loan losses. The adoption of (ASU) No. 2011-02 did not result in any additional TDR's being identified when retrospectively applied to the beginning of the year 2011.

The following table summarizes information in regards to troubled debt restructurings for which there was a payment default for the year ended December 31, 2011, which occurred within twelve months of restructuring, (In thousands):

	Number of Contracts	Recorded Investment
Troubled Debt Restructurings
That Subsequently Defaulted

Residential	2	$506
Commercial and multi-family	2	$1,429
Construction	—	$—
Commercial business	—	$—
Home equity	—	$—
Consumer	—	$—

At December 31, 2011 and 2010, non-accrual loans for which the accrual of interest had been discontinued totaled approximately $47,825,000 and $41,811,000, respectively. Had non-accrual loans been performing in accordance with their original terms, the interest income recognized for the years ended December 31, 2011, 2010 and 2009 would have been approximately $4,384,000, $1,949,000 and $1,064,000, respectively. Interest income recognized on such loans was approximately $968,000, $280,000 and $282,000 respectively. The Bank is not committed to lend additional funds to the borrowers whose loans have been placed on a nonaccrual status. At December 31, 2011 and 2010, there were no loans which were more than ninety days past due and still accruing interest.

At December 31, 2011 and 2010, impaired loans were $61,137,000 and $33,602,000, respectively, and the related specific allocation of allowance for loan losses totaled $3,391,000 and $2,107,000 respectively. There were impaired loans totaling $34,739,000 which did not have a specific allocation of the allowance for loan losses at December 31, 2011. There were impaired loans totaling $13,878,000 which did not have a specific allocation of the allowance for loan losses at December 31, 2010. During the years ended December 31, 2011, 2010, and 2009, the average balance of impaired loans was $53,210,000, $29,472,000 and $8,662,000, and respectively, and interest income recognized during the period of impairment totaled $2,043,000, $2,114,000 and $464,000 respectively.

The following table sets forth the delinquency status of total loans receivable at December 31, 2011.

	As of December 31, 2011
	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days	Total Past Due	Current	Total Loans Receivables	Loans Receivable>90 Days and Accruing
	(Dollars in Thousands)

Residential	$3,272	$1,381	$10,473	$15,126	$202,959	$218,085	—
Commercial and multi-family	11,112	1,839	19,866	32,817	439,607	472,424	—
Construction	130	—	3,660	3,790	13,210	17,000	—
Commercial business(1)	536	499	1,286	2,321	72,252	74,573	—
Home equity(2)	1,738	242	1,099	3,079	65,996	69,075	—
Consumer	10	—	—	10	1,298	1,308	—

Total	$16,798	$3,961	$36,384	$57,143	$795,322	$852,465	—

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table sets forth the delinquency status of total loans receivable at December 31, 2010.

	As of December 31, 2010
	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days	Total Past Due	Current	Total Loans Receivables	Loans Receivable>90 Days and Accruing
	(Dollars in Thousands)

Residential	$5,010	$3,706	$15,115	$23,831	$210,604	$234,435	—
Commercial and multi-family	20,071	5,391	21,147	46,609	363,603	410,212	—
Construction	1,889	—	2,773	4,662	13,186	17,848	—
Commercial business(1)	1,377	456	861	2,694	51,466	54,160	—
Home equity(2)	870	694	1,632	3,196	60,407	63,603	—
Consumer	106	5	283	394	1,422	1,816	—
Total	$29,323	$10,252	$41,811	$81,386	$700,688	$782,074	—

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table presents the loan portfolio types summarized by the aggregate pass rating and the classified ratings of special mention, substandard, doubtful, and loss within the Company's internal risk rating system as of December 31, 2011:

	Pass	Special Mention	Substandard	Doubtful	Loss	Total

Residential	$203,317	$5,316	$7,632	$1,437	$383	$218,085
Commercial and multi-family	426,983	19,620	23,618	2,203	—	472,424
Construction	13,697	—	2,619	684	—	17,000
Commercial business(1)	67,593	2,827	1,245	2,784	124	74,573
Home equity(2)	67,126	468	1,412	—	69	69,075
Consumer	1,308	—	—	—	—	1,308
Total	$780,024	$28,231	$36,526	$7,108	$576	$852,465

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table presents the loan portfolio types summarized by the aggregate pass rating and the classified ratings of special mention, substandard, doubtful, and loss within the Company's internal risk rating system as of December 31, 2010:

	Pass	Special Mention	Substandard	Doubtful	Loss	Total

Residential	$217,459	$4,930	$8,874	$3,172	$—	$234,435
Commercial and multi-family	349,219	30,538	17,760	12,578	117	410,212
Construction	12,763	689	4,005	391	—	17,848
Commercial business(1)	50,248	3,113	339	25	435	54,160
Home equity(2)	61,682	807	488	510	116	63,603
Consumer	1,673	7	—	136	—	1,816
Total	$693,044	$40,084	$31,466	$16,812	$668	$782,074

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment
Premises and Equipmentt

Note 7 - Premises and Equipment

	December 31,
	2011	2010
	(In Thousands)

Land	$1,837	$1,560
Buildings and improvements	11,080	8,425
Leasehold improvements	1,053	1,186
Furniture, fixtures and equipment	3,462	3,315

	17,432	14,486
Accumulated depreciation and amortization	(3,856)	(3,127)

	$13,576	$11,359

Buildings and improvements include a building constructed on property leased from a related party (see Note 3).

Rental expenses related to the occupancy of premises and related shared costs for common areas totaled $987,000, $693,000 and $425,000 for the years ended December 31, 2011, 2010, and 2009, respectively. The minimum obligation under non-cancelable lease agreements expiring through April 30, 2031, for each of the years ended December 31 is as follows (in thousands):

2012	$1,142
2013	864
2014	827
2015	538
2016	361
Thereafter	2,640

$6,372

Interest Receivable	12 Months Ended
Dec. 31, 2011
Interest Receivable
Interest Receivable	Note 8 - Interest Receivable
	December 31,
	2011	2010
	(In Thousands)

Loans	$4,181	$4,340
Securities	816	863

	$4,997	$5,203

Deposits	12 Months Ended
Dec. 31, 2011
Deposits
Deposits

Note 9 - Deposits

	December 31,
	2011	2010
	(In Thousands)

Demand:
Non-interest bearing	$78,589	$69,471
NOW	112,605	80,775
Money market	67,592	55,676
	258,786	205,922

Savings and club	265,546	245,951
Certificates of deposit	453,291	434,415

	$977,623	$886,288

At December 31, 2011 and 2010, certificates of deposit of $100,000 or more totaled approximately $255.2 million and $236.1 million respectively.

The scheduled maturities of certificates of deposit at December 31, 2011, were as follows (in thousands):

Amount

2012	$321,789
2013	56,999
2014	43,169
2015	14,857
2016	16,241
Thereafter	236
$453,291

Short-Term Borrowings and Long-Term Debt	12 Months Ended
Dec. 31, 2011
Short-Term Borrowings and Long-Term Debt
Short-Term Borrowings and Long-Term Debt

Note 10 - Short-Term Borrowings and Long-Term Debt

Long-term debt consists of the following:

		December 31,
		2011		2010
		Weight Average Rate	Amount	Weight Average Rate	Amount
	Maturing by December 31,

Federal Home Loan Bank Advances:

	2016	4.28%	$57,000,000	4.28%	$ 55,000,000

	2017	4.37%	56,500,000	4.39%	55,000,000

	2018	2.51%	10,500,000	-%	-

		4.17%	124,000,000	4.33%	110,000,00
Fair Value Adjustments: (1)			1,406,986
			$125,406,986		$110,000,000

Beginning September 7, 2010, the Federal Home Loan Bank of New York ("FHLBNY") replaced the existing Overnight Repricing Advance Program and its associated companion products, the Overnight Line of Credit ("OLOC"), OLOC Plus, OLOC Companion, and OLOC Companion Plus with the new Overnight Advance. The new Overnight advance permits the Bank to borrow overnight up to its maximum borrowing capacity at the FHLBNY. The Bank is no longer restricted to the previous borrowing limits of 10% (OLOC) or up to 20% (OLOC Plus) of total assets. At December 31, 2011, the Bank's total credit exposure cannot exceed 50% of its total assets, or $608,454,000, based on the borrowing limitations outlined in the Federal Home Loan Bank of New York's member products guide. The total credit exposure limit of 50% of total assets is recalculated each quarter.

		2011		2010
		Coupon Rate	Amount	Coupon Rate	Amount
	Maturing by December 31,

Trust preferred junior subordinated debenture:	2034	3.21%	$4,124,000	2.95%	$4,124,000

The Trust Preferred floating rate junior subordinated debenture matures on June 17, 2034; interest rate adjusts quarterly to LIBOR plus 2.65%, the rate paid as of December 31, 2011 was 3.21%.

(1) Fair value adjustments represents the difference between the fair market value of the FHLB advances acquired from Allegiance Community Bank acquisition based on pricing from the Federal Home Loan Bank of New York at date of acquisition. This adjustment is being amortized over the life of the acquired advances.

The trust preferred debenture became callable, at the Company's option, on June 17, 2009, and quarterly thereafter.

Additional information regarding short-term borrowings is as follows:

	December 31,
	2011	2010	2009
	(In Thousands)

Average balance outstanding during the year	$—	$—	$38
Highest month-end balance during the year	$—	$—	$—
Average interest rate during the year	$—	$—	0.51%
Weighted average interest rate at year-end	$—	$—	$—

At December 31, 2011 and 2010 cash and securities held to maturity with carrying values of approximately $139.2 million and $145.2 million, respectively, were pledged to secure the above noted Federal Home Loan Bank of New York borrowings. In addition, there was a blanket pledge on the residential mortgage portfolio at December 31, 2011.

Regulatory Matters	12 Months Ended
Dec. 31, 2011
Regulatory Matters
Regulatory Matters

Note 11 - Regulatory Matters

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Bank. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. The Holding Company's capital adequacy guidelines are not materially different than the capital adequacy guidelines for the Bank.

Quantitative measures, established by regulation to ensure capital adequacy, require the Bank to maintain minimum amounts and ratios of Total and Tier 1 capital (as defined in the regulations), to risk-weighted assets, (as defined), and of Tier 1 capital to average assets (as defined). The following table presents information as to the Bank's capital levels.

	Actual		For Capital Adequacy Purposes		To be Well Capitalized under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in Thousands)

As of December 31, 2011:
Total capital (to risk-weighted assets)	$112,802	16.42%	$³54,960	³8.00%	$³68,699	³10.00%
Tier 1 capital (to risk-weighted assets)	105,376	15.34	³27,480	³ 4.00	³41,219	³ 6.00
Tier 1 capital (to average assets)	105,376	8.66	³48,646	³4.00	³60,808	³ 5.00

As of December 31, 2010:
Total capital (to risk-weighted assets)	$109,032	15.89%	$³54,882	³8.00%	$³68,602	³10.00%
Tier 1 capital (to risk-weighted assets)	102,541	14.95	³27,441	³ 4.00	³41,161	³ 6.00
Tier 1 capital (to average assets)	102,541	9.16	³44,761	³4.00	³55,952	³ 5.00

As of December 31, 2011, the most recent notification from the Bank's regulators categorized the Bank as "well capitalized" under the regulatory framework for prompt corrective action. There are no conditions or events occurring since that notification that management believes have changed the Bank's category.

Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans
Benefit Plans

Note 12 - Benefits Plans

Pension Plan

The Company acquired through the merger with Pamrapo Bancorp, Inc. a non-contributory defined benefit pension plan covering all eligible employees of Pamrapo Savings Bank. Effective January 1, 2010, the defined benefit pension plan ("Pension Plan"), was frozen by Pamrapo Savings Bank. All benefits for eligible participants accrued in the Pension Plan to the freeze date have been retained. The benefits are based on years of service and employee's compensation. The Pension Plan is funded in conformity with funding requirements of applicable government regulations. Prior service costs for the Pension Plan generally are amortized over the estimated remaining service periods of employees.

The following tables set forth the Plan's funded status at December 31, 2011 and 2010 and components of net periodic pension cost for the year ended December 31, 2011 and 2010:

Change in Benefit Obligation:	December 31,
	2011	2010
	(In Thousands)

Benefit obligation, beginning of year	$8,723	$—
Benefit obligation, at date of merger	—	8,673
Interest Cost	469	245
Actuarial loss	1,807	369
Benefits paid	(503)	(253)
Settlements	(158)	(311)

Benefit obligation, ending	$10,338	$8,723

Change in Plan Assets:

Fair value of assets, beginning of year	$4,746	$—
Fair value of assets, at date of merger	—	4,598
Actual return on plan assets	76	561
Employer contributions	812	151
Benefits paid	(503)	(253)
Settlements	(158)	(311)

Fair value of assets, ending	$4,973	$4,746

Reconciliation of Funded Status:

Accumulated benefit obligation	$10,338	$8,723

Projected benefit obligation	$10,338	$8,723

Fair value of assets	(4,973)	(4,746)

Funded status, included in other liabilities	$(5,365)	$(3,977)

Valuation assumptions used to determine benefit obligation at period end:

Discount rate	4.40%	5.54%

Salary Increase Rate	N/A	N/A

Net Periodic Pension Expense:	December 31,
	2011	2010
	(In Thousands)

Interest cost	$(469)	$(245)
Expected return on assets	375	181

Net Periodic Pension Cost	$(94)	$(64)

Valuation assumptions used to determine net periodic benefit cost for the year:

Discount rate	5.54%	5.50%
Long term rate of return on plan assets	8.00%	8.00%

Salary Increase Rate	N/A	3.50%

At December 31, 2011 and December 31, 2010, unrecognized net gain (loss) of $(1,239,000) and $6,811, respectively, was included in accumulated other comprehensive (loss) income in accordance with ASC 715-20 and ASC 715-30. None of the unrecognized net loss is expected to be recognized in net periodic pension expense for the year ended December 31, 2011.

Plan Assets

Investment Policies and Strategies

The primary long-term objective for the Plan is to maintain assets at a level that will sufficiently cover future beneficiary obligations. The Plan will be structured to include a volatility reducing component (the fixed income commitment) and a growth component (the equity commitment).

To achieve the Plan Sponsor's long-term investment objectives, the Trustee will invest the assets of the Plan in a diversified combination of asset classes, investment strategies, and pooled vehicles. The asset allocation guidelines in the table below reflect the Bank's risk tolerance and long-term objectives for the Plan. These parameters will be reviewed on a regular basis and subject to change following discussions between the Bank and the Trustee.

Initially, the following asset allocation targets and ranges will guide the Trustee in structuring the overall allocation in the Plan's investment portfolio. The Bank or the Trustee may amend these allocations to reflect the most appropriate standards consistent with changing circumstances. Any such fundamental amendments in strategy will be discussed between the Bank and the Trustee prior to implementation.

Based on the above considerations, the following asset allocation ranges will be implemented:

	Asset Allocation Parameters by Asset Class
	Minimum	Target	Maximum

Equity
Large-Cap U.S.		26%
Mid/Small-Cap U.S.		12%
Non-U.S		12%
Total-Equity	40%	50%	60%

Fixed Income
Long Duration		47%
Money Market/Certificates of Deposit		3%
Total-Fixed Income	40%	50%	60%

The parameters for each asset class provide the Trustee with the latitude for managing the Plan within a minimum and maximum range. The Trustee will have full discretion to buy, sell, invest and reinvest in these asset segments based on these guidelines which includes allowing the underlying investments to fluctuate within the stated policy ranges. The Plan will maintain a cash equivalents component (not to exceed 3% under normal circumstances) within the fixed income allocation for liquidity purposes.

The Trustee will monitor the actual asset segment exposures of the Plan on a regular basis and, periodically, may adjust the asset allocation within the ranges set forth above as it deems appropriate. Periodic reallocations of assets will be based on the Trustee's perception of the changing risk/return opportunities of the respective asset classes.

Determination of Long-Term Rate–of Return

The long-term rate-of-return-on assets assumption was set based on historical returns earned by equities and fixed income securities, adjusted to reflect expectations of future returns as applied to the plan's target allocation of asset classes. Equities and fixed income securities were assumed to earn real rates of return in the ranges of 5-9% and 2-6%, respectively. The long-term inflation rate was estimated to be 3%. When these overall return expectations are applied to the Plan's target allocation, the result is an expected rate of return of 7% to 11%.

The fair values of the Company's pension plan assets at December 31, 2011, by asset category (see Note 16 for the definitions of levels), are as follows:

Asset Category	Total	(Level 1)	(Level 2)	(Level 3)

Mutual funds-Equity
Large-Cap Value (a)	$266,863	$266,863	$—	$—
Large-Cap Core (b)	327,673	327,673	—	—
Mid-Cap Core (c)	—	—	—	—
Small-Cap Core (d)	158,806	158,806	—	—
International Cap (e)	277,059	277,059	—	—

Mutual Funds-Fixed Income
US Core (f)	519,981	519,981	—	—
Core Plus (g)	—	—	—	—

Common/Collective Trusts-Equity
Large-Cap Value (i)	286,944	—	286,944	—
Large-Cap Growth (j)	525,035	—	525,035	—
International Core (k)	272,948	—	272,948	—

Exchange Traded Funds
Fixed Income (h)	537,986	537,986	—	—

Stock
BCB Common Stock	494,410	494,410	—	—

Cash Equivalents
Money Market	14,637	14,637	—	—
BCB Bank CD	1,290,457	—	1,290,457	—

Total	$4,972,799	$2,597,415	$2,375,384	$—

(a)	This category consists of a mutual fund holding 100-160 stocks, designed to track and outperform the Russell 1000 Value Index.

(b)	This category contains stocks of the S&P 500 Index. The stocks are maintained in approximately the same weightings as the index.

(c)	This category contains stocks of the MSCI U.S. Mid Cap 450 Index. The stocks are maintained in approximately the same weightings as the index.

(d)	This category consists of 400 or more small and micro-cap companies, with as much as 25% invested in non-U.S. equities.

(e)	This category consists of investments with long-term growth potential located primarily in Europe and the Pacific Basin, with a smaller portion located in developing economies.

(f)	This category consists of mutual funds that invest in long-term treasury and investment grade corporate bond securities with a dollar-weighted average maturity of 15 to 30 years.

(g)

This category consists of a diversified portfolio of bonds and other fixed income securities, including mortgage-related and asset backed securities. Up to 15% may be invested in below investment grade domestic and foreign securities.

(h)	This category consists of an exchange traded fund (ETF) that seeks to approximate the total rate of return of the Barclays Capital U.S. 20+ Year Treasury Bond Index.

(i)	This category contains large-cap stocks with above-average yield. The portfolio typically holds between 60 and 70 stocks.

(j)	This category consists of a portfolio of between 45 and 65 stocks that will typically overweight technology and health care.

(k)	This category consists of a portfolio of over 200 stocks in non-U.S. domiciled companies, with up to 35% invested in emerging markets.

The Company expects to contribute, based upon actuarial estimates, approximately $586,000 to the pension plan in 2012.

Benefit payments are expected to be paid for the years ended December 31 as follows (In thousands):

2012	$586
2013	606
2014	612
2015	613
2016	618
2017-2021	3,059

Supplemental Executive Retirement Plan

The Company acquired through the merger with Pamrapo Bancorp, Inc. a supplemental executive retirement plan ("SERP") in which certain former employees of Pamrapo Bank are covered. A SERP is an unfunded non-qualified deferred retirement plan. Participants who retire at the age of 65 (the "Normal Retirement Age"), are entitled to an annual retirement benefit equal to 75% of compensation reduced by their retirement plan annual benefits. Participants retiring before the Normal Retirement Age receive the same benefits reduced by a percentage based on years of service to the Company and the number of years prior to the Normal Retirement Age that participants retire.

The following tables set forth the SERP's funded status and components of net periodic SERP cost:

Change in Benefit Obligation:	December 31,
	2011	2010
	(In Thousands)
Benefit obligation, beginning of year	$596	$—
Benefit obligation, at date of merger	—	680
Interest Cost	29	20
Actuarial loss	25	4
Benefits paid	(139)	(108)

Benefit obligation, ending	$511	$596

Change in Plan Assets

Fair value of assets, beginning of year	$—	$—
Employer contributions	139	108
Benefits paid	(139)	(108)

Fair value of assets, ending	$—	$—

Reconciliation of Funded Status:

Accumulated benefit obligation	$511	$596
Projected benefit obligation	$511	$596
Fair value of assets	—	—

Funded status, included in other liabilities	$511	$596

Valuation assumptions used to determine benefit obligation at period end:

Discount rate	4.400%	5.540%

Salary Increase Rate	N/A	N/A

Net Periodic SERP Expense:	December 31,
	2011	2010
	(In Thousands)

Interest Cost	$29	$20

Net Periodic SERP Cost	$29	$20

Valuation assumptions used to determine net periodic benefit cost for the year:

Discount rate	5.54%	5.50%

Rate of increase in compensation	N/A	N/A

At December 31, 2011 and December 31, 2010, unrecognized net loss of $17,000 and $3,000, respectively, was included in accumulated other comprehensive income in accordance with ASC 715-20 and ASC 715-30. None of the unrecognized net loss is expected to be recognized in net periodic SERP cost for the year ended December 31, 2011.

The Company expects to contribute, based upon actuarial estimates, approximately $74,000 to the SERP plan in 2012.

Benefit payments are expected to be paid for the years ended December 31 as follows

(In thousands):

2012	$74
2013	62
2014	62
2015	62
2016	62
2017-2021	248

Stock Options

The Company has three stock-related compensation plans, the 2002 Stock Option Plan, 2003 Stock Option Plan, and the 2011 Stock Option Plan (the "Plans"). All stock options granted have a ten year term. For the 2002 Stock Option Plan and the 2003 Stock Option Plan all shares granted have vested and all but 8,116 options authorized under the Plans have been granted as of December 31, 2011. For the 2011 Stock Option Plan, stock option awards vest at a rate of 10% per year, over ten years commencing on the first anniversary of the grant date. As of December 31, 2011, 60,000 options had been granted, with 840,000 shares authorized under the Plan remaining to be granted. During the year ended December 31, 2011, the Company recorded $12,000 as stock option compensation expense. During the years ended December 31, 2010 and 2009, the Company recorded no share-based compensation expense.

A summary of stock option activity, adjusted to retroactively reflect subsequent stock dividends, follows:

	Number of Option Shares	Range of Exercise Prices	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (000's)
Outstanding at December 31, 2009	279,500	$5.29-$15.65	$10.38	3.0 years	$148

Options forfeited	(4,210)	7.72	7.72
Options exercised	(13,677)	5.29	5.29		50
Options added through merger	28,000	18.41-29.25	24.22

Outstanding at December 31, 2010	289,613	$5.29-$29.25	$12.00

Options forfeited	(3,000)	29.25	29.25
Options exercised	(28,637)	8.26	8.26		70
Options granted	60,000	8.93	8.93

Outstanding at December 31, 2011	317,976	$5.29-$29.25	$11.61	3.46 years	231

Exercisable at December 31, 2011	262,976	$5.29-$29.25	$12.21	2.0 years	168

The key valuation assumptions and fair value of stock options granted during the year ended December 31, 2011 were:

Expected life	7.25 years
Risk-free interest rate	1.44%
Volatility	29.80%
Dividend yield	4.71%
Fair value	$1.49

It is Company policy to issue new shares upon share option exercise. Expected future compensation expense relating to the 55,000 unexercised options outstanding as of December 31, 2011 is $78,000 over a weighted average period of 9.75 years.

Dividend Restrictions	12 Months Ended
Dec. 31, 2011
Dividend Restrictions
Dividend Restrictions

Note 13 - Dividend Restrictions

Payment of cash dividends is conditional on earnings, financial condition, cash needs, the discretion of the Board of Directors, and compliance with regulatory requirements. State and federal law and regulations impose substantial limitations on the Bank's ability to pay dividends to the Company. Under New Jersey law, the Bank is permitted to declare dividends on its common stock only if, after payment of the dividend, the capital stock of the Bank will be unimpaired and either the Bank will have a surplus of not less than 50% of its capital stock or the payment of the dividend will not reduce the Bank's surplus. During 2011, 2010 and 2009, the Bank paid the Company total dividends of $9,611,000, $5,334,000, and $2,547,000 respectively. The Company's ability to declare dividends is dependent upon the amount of dividends declared by the Bank.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

Note 14 - Income Taxes

The components of income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Thousands)
Current income tax expense:
Federal	$4,382	$1,982	$2,730
State	836	(136)	489

	5,218	1,846	3,219

Deferred income tax benefit:
Federal	(1,592)	5	(467)
State	(253)	(346)	(131)

	(1,845)	(341)	(598)

Total Income Taxes	$3,373	$1,505	$2,621

The tax effects of existing temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities are as follows:

	December 31,
	2011	2010
	(In Thousands)
Deferred income tax assets:
Allowance for loan losses	$4,822	$3,362
Depreciation	199	137
Other than temporary impairment on security	1,191	1,164
Non-accrual interest	397	41
Benefit Plans	1,530	1,829
Benefit Plan-accumulated other comprehensive loss	868	—
Valuation adjustment on loans receivable acquired	1,677	1,993
Valuation adjustment on time deposits acquired	347	200
Valuation adjustment on borrowings acquired	575	—
Net operating loss	345	—
Unrealized loss on securities available for sale	21	—
Other	318	99

	12,290	8,825
Deferred income tax liabilities:

Benefit Plan-accumulated other comprehensive income	—	3
Valuation adjustment on securities	748	1,288
Valuation adjustment on premises and equipment acquired	1,602	1,749
	2,350	3,040

Net Deferred Tax Asset	$9,940	$5,785

At December 31, 2011, the Company had a net operating loss carry forward of approximately $987,000, expiring in the year 2031 for federal tax purposes. The net operating loss carry forward was acquired in our acquisition of Allegiance Community Bank and is subject to limitations pertaining to Section 382 of the Internal Revenue Code.

The following table presents a reconciliation between the reported income tax expense and the income tax expense which would be computed by applying the normal federal income tax rate of 35% in 2011 and 34% in 2010 and 2009 to income before income tax expense:

	Years Ended December 31,
	2011	2010	2009
	(In Thousands)

Federal income tax expense at statutory rate	$3,298	$5,382	$2,165
Increases (reductions) in income taxes resulting from:
State income tax (benefit), net of federal income tax effect	380	(318)	236
Merger related items	(219)	(4,066)	208
Other items, net	(86)	507	12

Effective Income Tax	$3,373	$1,505	$2,621

Effective Income Tax Rate	35.8%	9.5%	41.2%

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

Note 15- Commitments and Contingencies

The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments primarily include commitments to extend credit. The Bank's exposure to credit loss, in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Outstanding loan related commitments were as follows:

	December 31,
	2011	2010
	(In Thousands)

Loan origination	$39,133	$3,038
Standby letters of credit	1,538	2,018
Construction loans in process	3,588	5,180
Unused lines of credit	29,261	33,747

	$73,520	$43,983

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the counterparty. Collateral held varies but primarily includes residential real estate properties.

The Company and its subsidiaries also have, in the normal course of business, commitments for services and supplies. Management does not anticipate losses on any of these transactions.

The Company and its subsidiaries, from time to time, may be party to litigation which arises primarily in the ordinary course of business. In the opinion of management, the ultimate disposition of such litigation should not have a material effect on the consolidated financial statements. As of December 31, 2011, the Company and its subsidiaries were not parties to any material litigation.

Fair Value Measurements and Fair Values of Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value Measurements and Fair Values of Financial Instruments
Fair Value Measurements and Fair Values of Financial Instruments

Note 16 - Fair Value Measurements and Fair Values of Financial Instruments

Management uses its best judgment in estimating the fair value of the Company's financial instruments; however, there are inherent weaknesses in any estimation technique. Therefore, for substantially all financial instruments, the fair value estimates herein are not necessarily indicative of the amounts the Company could have realized in a sales transaction on the dates indicated. The estimated fair value amounts have been measured as of their respective year-ends and have not been re-evaluated or updated for purposes of these consolidated financial statements subsequent to those respective dates. As such, the estimated fair values of these financial instruments subsequent to the respective reporting dates may be different than the amounts reported at each year-end.

ASC Topic 820, Fair Value Measurements and Disclosures, establishes a fair value hierarchy that prioritizes the inputs to valuation methods used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

Level 2: Quoted prices in markets that are not active, or inputs that are observable either directly or indirectly, for substantially the full term of the asset or liability.

Level 3: Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (i.e., supported with little or no market activity).

An asset's or liability's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

For assets and liabilities measured at fair value on a recurring basis, the fair value measurements by level within the fair value hierarchy are as follows:

Description	Total	(Level 1) Quoted Prices in Active Markets for Identical Assets	(Level 2) Significant Other Observable Inputs	(Level 3) Significant Unobservable Inputs
	(In Thousands)
As of December 31, 2011

Securities available for sale-Equity Securities	$1,045	$1,045	$—	$—

As of December 31, 2010

Securities available for sale-Equity Securities	$1,098	$1,098	$—	$—

For assets and liabilities measured at fair value on a nonrecurring basis, the fair value measurements by level within the fair value hierarchy are as follows:

December 31, 2011	Total	(Level 1) Quoted Prices in Active Markets for Identical Assets	(Level 2) Significant Other Observable Inputs	(Level 3) Significant Unobservable Inputs
	(In Thousands)

Impaired loans	$23,007	$—	$—	$23,007
Real estate owned	$300	$—	$—	$300

December 31, 2010	Total	(Level 1) Quoted Prices in Active Markets for Identical Assets	(Level 2) Significant Other Observable Inputs	(Level 3) Significant Unobservable Inputs
	(In Thousands)

Impaired loans	$17,617	$—	$—	$17,617
Real estate owned	$513	$—	$—	$513

The following information should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only provided for a limited portion of the Company's assets and liabilities. Due to a wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company's disclosures and those of other companies may not be meaningful. The following methods and assumptions were used to estimate the fair values of the Company's financial instruments at December 31, 2011 and 2010:

Cash and Cash Equivalents (Carried at Cost)

The carrying amounts reported in the consolidated statements of financial condition for cash and short-term instruments approximate those assets' fair values.

Securities

The fair value of securities available for sale (carried at fair value) and held to maturity (carried at amortized cost) are determined by obtaining quoted market prices on nationally recognized securities exchanges (Level 1), or matrix pricing (Level 2), which is a mathematical technique used widely in the industry to value debt securities without relying exclusively on quoted market prices for the specific securities but rather by relying on the securities' relationship to other benchmark quoted prices.

Loans Held for Sale (Carried at Lower of Cost or Fair Value)

The fair value of loans held for sale is determined, when possible, using quoted secondary-market prices. If no such quoted prices exist, the fair value of a loan is determined using quoted prices for a similar loan or loans, adjusted for specific attributes of that loan. Loans held for sale are carried at their cost.

Loans Receivable (Carried at Cost)

The fair values of loans, except for certain impaired loans, are estimated using discounted cash flow analyses, using market rates at the balance sheet date that reflect the credit and interest rate-risk inherent in the loans. Projected future cash flows are calculated based upon contractual maturity or call dates, projected repayments and prepayments of principal. Generally, for variable rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values.

Impaired Loans (Generally Carried at Fair Value)

Impaired loans are those for which the Company has measured and recorded an impairment generally based on the fair value of the loan's collateral. Fair value is generally determined based upon independent third-party appraisals of the properties, or discounted cash flows based upon the expected proceeds. These assets are included as Level 3 fair values, based upon the lowest level of input that is significant to the fair value measurements. The fair value at December 31, 2011 and 2010 consists of the loan balances of $26,398,000 and $19,724,000, net of a valuation allowance of $3,391,000 and $2,107,000, respectively.

FHLB of New York Stock (Carried at Cost)

The carrying amount of restricted investment in bank stock approximates fair value, and considers the limited marketability of such securities.

Interest Receivable and Payable (Carried at Cost)

The carrying amount of interest receivable and interest payable approximates its fair value.

Deposits (Carried at Cost)

The fair values disclosed for demand deposits (e.g., interest and non-interest checking, passbook savings and money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amounts). Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered in the market on certificates to a schedule of aggregated expected monthly maturities on time deposits.

Long-Term Debt (Carried at Cost)

Fair values of long-term debt are estimated using discounted cash flow analysis, based on quoted prices for new long-term debt with similar credit risk characteristics, terms and remaining maturity. These prices obtained from this active market represent a market value that is deemed to represent the transfer price if the liability were assumed by a third party.

Off-Balance Sheet Financial Instruments (Disclosed at Cost)

Fair values for the Bank's off-balance sheet financial instruments (lending commitments and unused lines of credit) are based on fees currently charged in the market to enter into similar agreements, taking into account, the remaining terms of the agreements and the counterparties' credit standing. The fair value of these commitments was deemed immaterial and is not presented in the accompanying table.

The carrying values and estimated fair values of financial instruments were as follows at December 31, 2011 and 2010:

	December 31,
	2011		2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Thousands)
Financial assets:
Cash and cash equivalents	$117,087	$117,087	$121,127	$121,127
Securities available for sale	1,045	1,045	1,098	1,098
Securities held to maturity	206,965	213,903	165,572	166,785
Loans held for sale	5,856	6,020	5,572	5,633
Loans receivable	840,763	890,215	773,101	779,858
FHLB of New York stock	7,498	7,498	6,723	6,723
Interest receivable	4,997	4,997	5,203	5,203

Financial liabilities:
Deposits	977,623	982,500	886,288	890,402
Long-term debt	129,531	141,108	114,124	126,895
Interest payable	813	813	787	787

Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2011
Comprehensive Income (Loss)
Comprehensive Income (Loss)

Note 17- Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) included in stockholders' equity are as follows:

	At December 31,
	2011	2010
	(In thousands)
Net unrealized gain (loss) on securities available for sale	$(52)	$1
Tax effect	21	—
Net of tax amount	(31)	1

Benefit plan adjustments	(2,124)	7
Tax effect	868	(3)
Net of tax amount	(1,256)	4

Accumulated other comprehensive income (loss)	$(1,287)	$5

The components of other comprehensive income (loss) and related tax effects are presented in the following table:

	Years Ended December 31,
	2011	2010	2009
	(In thousands)

Unrealized holding (losses) gains on securities available for sale:	$(53)	$(21)	$231

Unrealized holding (losses) gains arising during the year

Defined benefit pension plan and SERP Plan:

Pension Gains (Losses)	(2,106)	11	—

SERP Losses	(25)	(4)	—

Net change in benefit plans accrued expense	(2,131)	7	—

Other comprehensive income (loss) before tax effect	(2,184)	(14)	231
Tax effect	892	6	(93)
Other comprehensive income (loss)	$(1,292)	$(8)	$138

Parent Only Condensed Financial Information	12 Months Ended
Dec. 31, 2011
Parent Only Condensed Financial Information
Parent Only Condensed Financial Information

Note 18- Parent Only Condensed Financial Information

STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2011	2010
Assets	(In Thousands)

Cash and due from banks	$—	$355
Investment in subsidiaries	104,088	102,546
Restricted common stock	124	124
Other assets	36	131

Total Assets	$104,248	$103,156

Liabilities and Stockholders' Equity

Liabilities

Long-term debt	$4,124	$4,124
Other liabilities	76	58

Total Liabilities	4,200	4,182

Stockholders' Equity	100,048	98,974

Total Liabilities and Stockholders' Equity	$104,248	$103,156

STATEMENTS OF INCOME
	Years Ended in December 31,
	2011	2010	2009
	(In Thousands)

Dividends from subsidiary	$9,611	$5,334	$2,547

Total Income	9,611	5,334	2,547

Interest expense, borrowed money	120	122	146
Other	(17)	60	—
Total Expense	103	182	146

Income before Income Tax Benefit and Equity in Undistributed Earnings (Loss) of Subsidiaries	9,508	5,152	2,401

Income tax expense (benefit)	97	120	(17)

Income before Equity in Undistributed Earnings of Subsidiaries	9,411	5,032	2,418

Equity in undistributed earnings (losses) of subsidiaries	(3,360)	9,294	1,330

Net Income	$6,051	$14,326	$3,748

STATEMENTS OF CASH FLOW
	Years Ended December 31,
	2011	2010	2009
	(In Thousands)

Cash Flows from Operating Activities
Net income	$6,051	$14,326	$3,748
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in undistributed (earnings) losses of subsidiaries	3,360	(9,294)	(1,330)
Decrease (increase) in other assets	95	171	(5)
Increase (decrease) in other liabilities	18	(129)	96

Net Cash Provided By Operating Activities	9,524	5,074	2,509

Cash Flows from Investing Activities
Cash acquired in acquisition	—	31	—
Purchases of securities available for sale	—	—	(227)

Net Cash Provided By (Used in) Investing Activities	—	31	(227)

Cash Flows from Financing Activities

Proceeds from issuance of common stock	237	73	63
Cash dividends paid	(4,549)	(3,412)	(2,234)
Purchase of treasury stock	(5,567)	(1,806)	(39)

Net Cash (Used in) Financing Activities	(9,879)	(5,145)	(2,210)

Net (Decrease) increase in Cash and Cash Equivalents	(355)	(40)	72

Cash and Cash Equivalents - Beginning	355	395	323

Cash and Cash Equivalents - Ending	$—	$355	$395
Non-Cash Items:

Transfer of securities available for sale to treasury stock	$—	$235	$—

Aquisition	12 Months Ended
Dec. 31, 2011
Aquisition
Aquisition

Note 19 – Acquisitions

On October 14, 2011, the Company acquired all of the outstanding common shares of Allegiance Community Bank ("Allegiance") and thereby acquired all of Allegiance Community Bank's two branch locations. Under the terms of the merger agreement, Allegiance stockholders received 0.35 of a share of BCB Bancorp, Inc. common stock at a price of $9.57 per share in exchange for each share of Allegiance common stock, resulting in BCB Bancorp, Inc. issuing 644,434 common shares of BCB Bancorp, Inc. common stock with an acquisition date fair value of $6.2 million.

In connection with the merger, the consideration paid and the net assets acquired were recorded at the estimated fair value on the date of acquisition, as summarized in the following table, (In thousands).

Consideration paid
BCB Community Bancorp, Inc. common stock issued	$6,167
Cash paid on fractional shares	1
$6,168
Estimated amounts of identifiable assets acquired and liabilities assumed, at fair value
Cash and cash equivalents	$5,902
Investment securities	34,969
Loans receivable	88,911
Federal Home Loan Bank of New York stock	819
Premises and equipment	1,618
Interest Receivable	443
Deferred income taxes	1,418
Other assets	1,057
Deposits	(111,365)
Borrowings	(15,458)
Other liabilities	(984)

Total identifiable net assets	7,330

Gain on bargain purchase recognized in non-interest income	$1,162

The above amounts for loans receivable and deferred income taxes are estimates only. The Company is currently in the process of obtaining fair market values for the above categories which may have a direct impact on the gain on bargain purchase.

ASC 805 "Business Combinations," permits the use of provisional amounts for the assets acquired and liabilities assumed when the information at acquisition date is incomplete. During the measurement period, which is one year from the acquisition date, amounts provisionally assigned to the acquisition may be adjusted based on new information obtained during the measurement period. Under no circumstances may the measurement period exceed one year from the acquisition date.

The securities portfolio acquired consisted primarily of FHLMC and FNMA mortgage backed securities which were valued as of October 14, 2011 based on matrix pricing, which is a mathematical technique used widely in the industry to value debt securities without relying exclusively on quoted market prices for the specific securities but rather by relying on the securities' relationship to other benchmark quoted prices.

We estimated the fair value for most loans acquired from Allegiance by utilizing a methodology wherein loans with comparable characteristics were aggregated by type of collateral, remaining maturity and repricing terms. Cash flows for each pool were estimated using an estimate of future credit losses and an estimated rate of prepayments. Projected monthly cash flows were then discounted to present value using a risk-adjusted market rate for similar loans. To estimate the fair value of the remaining loans, we analyzed the value of the underlying collateral of the loans, assuming the fair values of the loans are derived from the eventual sale of the collateral. The value of the collateral was based on recently completed appraisals adjusted to the valuation date based on recognized industry indicies. We discounted these values using market derived rates of return with consideration given to the period of time and costs associated with the foreclosure and disposition of the collateral. There was no carryover of Allegiance's allowance for credit losses associated with the loans we acquired in accordance with applicable accounting guidance. Information about the acquired Allegiance loan portfolio as of October 14, 2011 is as follows (in thousands):

Contractually required principal and interest at acquisition	$107,760
Contractual cash flows not expected to be collected (nonaccretabale discount)	(1,531)
Expected cash flows at acquisition	106,229
Interest component of expected cash flows (accretable discount)	17,318

Fair value of acquired loans	$88,911

The fair value of the office buildings and land is based upon independent third-party appraisals of the properties.

The fair value of savings and transaction deposit accounts acquired from Allegiance was assumed to approximate the carrying value as these accounts have no stated maturity and are payable on demand. Certificates of deposit accounts were valued by calculating the discounted cash flow. The discounted cash flows, at an individual account level, were then aggregated together by category type to determine the market value of each time deposit category. The market values of all time deposit categories were added together to determine the total market value of the time deposit portfolio. The discount rate utilized for the discounted cash flow of each time deposit category was calculated based upon the median interest rate for market time deposits nearest the weighted average remaining maturity for that time deposit category.

The fair value of borrowings assumed was determined by estimating projected future cash outflows and discounting them at the current market rate of interest for similar type of borrowings.

Direct costs related to the acquisition were expensed as incurred. During the year ended December 31, 2011, we incurred $538,000 in merger related expenses related to the transaction, including $533,000 in professional services and $5,000 in other non-interest expenses.

On July 6, 2010, the Company acquired all of the outstanding common shares of Pamrapo Bancorp, Inc. ("Pamrapo"), the parent company of Pamrapo Savings Bank, and thereby acquired all of Pamrapo Savings Bank's 10 branch locations. Under the terms of the merger agreement, Pamrapo stockholders received 1.0 share of BCB Bancorp, Inc. common stock in exchange for each share of Pamrapo common stock, resulting in us issuing 4.9 million common shares of BCB Bancorp, Inc. common stock with an acquisition date fair value of $38.6 million. Also under the terms of the merger agreement, Pamrapo stock options were converted to BCB Bancorp, Inc. stock options. There were 28,000 Pamrapo options outstanding that had a fair value of $0.00 on the date of acquisition. The strike price of the options acquired ranged from $18.41-$29.25.

The merger with Pamrapo presents a unique opportunity to merge with a leading community financial institution that will strengthen the earning power of BCB Bancorp, as well as the added scale to undertake and solidify leadership positions in key business lines.

The results of Pamrapo's operations are included in our Consolidated Statement of Income from the date of acquisition. In connection with the merger, the consideration paid and the net assets acquired were recorded at estimated fair value on the date of acquisition, as summarized in the following table, (in thousands).

Consideration paid
BCB Community Bancorp, Inc. common stock issued	$38,645

Recognized amounts of identifiable assets acquired and liabilities assumed, at fair value
Cash and cash equivalents	$22,979
Investment securities	86,770
Loans receivable	412,142
Federal Home Loan Bank of New York stock	2,878
Property held for sale	1,017
Premises and equipment	5,938
Other real estate owned	789
Interest receivable	1,905
Deferred income taxes	1,820
Other assets	1,264
Deposits	(435,810)
Borrowings	(43,815)
Other liabilities	(6,650)

Total identifiable net assets	51,227

Gain on bargain purchase recognized in non-interest income	$12,582

The securities portfolio acquired consisted primarily of FHLMC and FNMA mortgage backed securities which were valued as of July 6, 2010 based on matrix pricing, which is a mathematical technique used widely in the industry to value debt securities without relying exclusively on quoted market prices for the specific securities but rather by relying on the securities' relationship to other benchmark quoted prices.

We estimated the fair value for most loans acquired from Pamrapo by utilizing a methodology wherein loans with comparable characteristics were aggregated by type of collateral, remaining maturity and repricing terms. Cash flows for each pool were estimated using an estimate of future credit losses and an estimated rate of prepayments. Projected monthly cash flows were then discounted to present value using a risk-adjusted market rate for similar loans. To estimate the fair value of the remaining loans, we analyzed the value of the underlying collateral of the loans, assuming the fair values of the loans are derived from the eventual sale of the collateral. The value of the collateral was based on recently completed appraisals adjusted to the valuation date based on recognized industry indicies. We discounted these values using market derived rates of return with consideration given to the period of time and costs associated with the foreclosure and disposition of the collateral. There was no carryover of Pamrapo's allowance for credit losses associated with the loans we acquired in accordance with applicable accounting guidance. Information about the acquired Pamrapo loan portfolio as of July 6, 2010 is as follows (in thousands):

Contractually required principal and interest at acquisition	$649,871
Contractual cash flows not expected to be collected (nonaccretabale discount)	(7,924)
Expected cash flows at acquisition	641,947
Interest component of expected cash flows (accretable discount)	229,805
Fair value of acquired loans	$412,142

The fair value of the office buildings and land is based upon independent third-party appraisals of the properties.

The fair value of other real estate owned is based upon independent third-party appraisals of the properties.

The fair value of savings and transaction deposit accounts acquired from Pamrapo was assumed to approximate the carrying value as these accounts have no stated maturity and are payable on demand. Certificates of deposit accounts were valued by calculating the discounted cash flow. The discounted cash flows, at an individual account level, were then aggregated together by category type to determine the market value of each time deposit category. The market values of all time deposit categories were added together to determine the total market value of the time deposit portfolio. The discount rate utilized for the discounted cash flow of each time deposit category was calculated based upon the median interest rate for market time deposits nearest the weighted average remaining maturity for that time deposit category.

The fair value of borrowings assumed was determined by estimating projected future cash outflows and discounting them at the current market rate of interest for similar type of borrowings.

Direct costs related to the acquisition were expensed as incurred. During the twelve months ended December 31, 2010, we incurred $644,000 in merger related expenses related to the transaction, including $622,000 in professional services and $22,000 in other non-interest expenses.

The following table presents unaudited pro forma information, (in thousands), as if the acquisition of Allegiance had occurred on January 1, 2010. This pro forma information gives effect to certain adjustments, including purchase accounting fair value adjustments, amortization of fair value adjustments and related income tax effects. The pro forma information does not necessarily reflect the results of operations that would have occurred had the Company merged with Allegiance at the beginning of 2011 or 2010. In particular, potential cost savings are not reflected in the unaudited pro forma amounts.

	Pro forma
	Twelve months ended
	December 31, 2011	December 31, 2010

Net interest income	$41,734	$28,363
Noninterest income	2,452	15,480
Noninterest expense	30,864	25,203
Net income	6,237	14,475

The amounts of revenue and earnings attributable to Allegiance since the acquisition date included in the consolidated statement of income for the year ended December 31, 2011 are not disclosed due to the fact that the information is impracticable to provide.

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)

Note 20 - Quarterly Financial Data (Unaudited)

	Year Ended December 2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Thousands)

Interest income	$13,054	$13,250	$12,728	$13,847
Interest expense	3,382	3,368	3,334	3,213
Net Interest Income	9,672	9,882	9,394	10,634
Provision for loan losses	350	450	800	2,500
Net Interest Income after Provision for loan losses	9,322	9,432	8,594	8,134
Non-interest income	453	429	182	886
Non-interest expense	6,629	6,557	6,748	8,074
Income before Income Taxes	3,146	3,304	2,028	946
Income taxes	1,225	1,352	840	(44)
Net Income	$1,921	$1,952	$1,188	$990
Net income per common share:
Basic	$0.20	$0.21	$0.13	$0.10
Diluted	$0.20	$0.21	$0.13	$0.10
Dividends per common share	$0.12	$0.12	$0.12	$0.12

	Year Ended December 2010
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Thousands)

Interest income	$7,960	$7,718	$11,993	$12,429
Interest expense	3,218	3,027	3,888	3,535
Net Interest Income	4,742	4,691	8,105	8,894
Provision for loan losses	450	300	800	900
Net Interest Income after Provision for loan losses	4,292	4,391	7,305	7,994
Non-interest income	241	304	12,976	341
Non-interest expense	3,269	3,179	8,638	6,927
Income before Income Taxes	1,264	1,516	11,643	1,408
Income taxes	546	594	(299)	664
Net Income	$718	$922	$11,942	$744
Net income per common share:
Basic	$0.15	$0.20	$1.28	$0.43
Diluted	$0.15	$0.20	$1.28	$0.42
Dividends per common share	$0.12	$0.12	$0.12	$0.12